AIA® Document A133™ – 2019

Standard Form of Agreement Between Owner and Construction Manager as Constructor where the basis of payment is the Cost of the Work Plus a Fee with a Guaranteed Maximum Price

AGREEMENT made as of the 1ST day of August in the year 2021

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201™–2017, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

(In words, indicate day, month, and year.)

BETWEEN the Owner:
(Name, legal status, address, and other information)

Axon Enterprise
17800 N 85th St
Scottsdale, AZ 85255

and the Construction Manager:
(Name, legal status, address, and other information)

Okland Construction Company, Inc.
1700 N. McClintock Dr.
Tempe, AZ 85281

for the following Project:
(Name, location, and detailed description)

Axon Headquarters Project
Southeast corner of Hayden Road and Loop 101
Scottsdale, AZ 85255

The Architect:
(Name, legal status, address, and other information)

SmithGroup
455 N. Third Street
Phoenix, Arizona 85004

The Owner and Construction Manager agree as follows.

ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

User Notes:

1

TABLE OF ARTICLES

1	INITIAL INFORMATION

2	GENERAL PROVISIONS

3	CONSTRUCTION MANAGER’S RESPONSIBILITIES

4	OWNER’S RESPONSIBILITIES

5	COMPENSATION AND PAYMENTS FOR PRECONSTRUCTION PHASE SERVICES

6	COMPENSATION FOR CONSTRUCTION PHASE SERVICES

7	COST OF THE WORK FOR CONSTRUCTION PHASE

8	DISCOUNTS, REBATES, AND REFUNDS

9	SUBCONTRACTS AND OTHER AGREEMENTS

10	ACCOUNTING RECORDS

11	PAYMENTS FOR CONSTRUCTION PHASE SERVICES

12	DISPUTE RESOLUTION

13	TERMINATION OR SUSPENSION

14	MISCELLANEOUS PROVISIONS

15	SCOPE OF THE AGREEMENT

EXHIBIT A     GUARANTEED MAXIMUM PRICE AMENDMENT

EXHIBIT B     INSURANCE AND BONDS

ARTICLE 1     INITIAL INFORMATION

§ 1.1 This Agreement is based on the Initial Information set forth in this Section 1.1.

(For each item in this section, insert the information or a statement such as “not applicable” or “unknown at time of execution.”)

§ 1.1.1 The Owner’s program for the Project, as described in Section 4.1.1:

(Insert the Owner’s program, identify documentation that establishes the Owner’s program, or state the manner in which the program will be developed.)

Not applicable

§ 1.1.2 The Project’s physical characteristics:

(Identify or describe pertinent information about the Project’s physical characteristics, such as size; location; dimensions; geotechnical reports; site boundaries; topographic surveys; traffic and utility studies; availability of public and private utilities and services; legal description of the site, etc.)

Five story, 385,000 square foot office and manufacturing facility

§ 1.1.3 The Owner’s budget for the Guaranteed Maximum Price, as defined in Article 6:

(Provide total and, if known, a line item breakdown.)

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 1.1.4 The Owner’s anticipated design and construction milestone dates:

.1	Design phase milestone dates, if any:

Core and shell construction drawings complete – September 17, 2021

.2	Construction commencement date:

March 3, 2022

.3	Substantial Completion date or dates:

January 24, 2024

.4	Other milestone dates:

Not applicable

§ 1.1.5 The Owner’s requirements for accelerated or fast-track scheduling, or phased construction, are set forth below:

(Identify any requirements for fast-track scheduling or phased construction.)

Not applicable

§ 1.1.6 The Owner’s anticipated Sustainable Objective for the Project:

(Identify and describe the Owner’s Sustainable Objective for the Project, if any.)

Not applicable

§ 1.1.6.1 If the Owner identifies a Sustainable Objective, the Owner and Construction Manager shall complete and incorporate AIA Document E234™–2019, Sustainable Projects Exhibit, Construction Manager as Constructor Edition, into this Agreement to define the terms, conditions and services related to the Owner’s Sustainable Objective. If E234–2019 is incorporated into this agreement, the Owner and Construction Manager shall incorporate the completed E234–2019 into the agreements with the consultants and contractors performing services or Work in any way associated with the Sustainable Objective.

§ 1.1.7 Other Project information:

(Identify special characteristics or needs of the Project not provided elsewhere.)

Not applicable

§ 1.1.8 The Owner identifies the following representative in accordance with Section 4.2:

(List name, address, and other contact information.)

James Hayes

Axon Enterprise

17800 N 85th St

Scottsdale, AZ 85255

(602) 350-6988

jhayes@axon.com

§ 1.1.9 The persons or entities, in addition to the Owner’s representative, who are required to review the Construction Manager’s submittals to the Owner are as follows:

(List name, address and other contact information.)

Not applicable

§ 1.1.10 The Owner shall retain the following consultants and contractors:

(List name, legal status, address, and other contact information.)

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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.1	Geotechnical Engineer:

Speedie & Associates

3331 East Wood Street

Phoenix, AZ 85040

.2	Civil Engineer:

Wood Patel & Associates, Inc.

2051 W. Northern Ave. Ste. 100

Phoenix, AZ 85021

.3	Other, if any:

(List any other consultants retained by the Owner, such as a Project or Program Manager.)

Not applicable

§ 1.1.11 The Architect’s representative:

(List name, address, and other contact information.)

Chris Ledwith

SmithGroup

455 N. Third Street

Phoenix, Arizona 85004

(602) 824-5291

chris.ledwith@smithgroup.com

§ 1.1.12 The Construction Manager identifies the following representative in accordance with Article 3:

(List name, address, and other contact information.)

Jordan Schell

Okland Construction Company, Inc.

1700 N. McClintock Dr.

Tempe, AZ 85281

(480) 694-1200

Jordan.schell@Okland.com

§ 1.1.13 The Owner’s requirements for the Construction Manager’s staffing plan for Preconstruction Services, as required under Section 3.1.9:

(List any Owner-specific requirements to be included in the staffing plan.)

Not applicable

§ 1.1.14 The Owner’s requirements for subcontractor procurement for the performance of the Work:

(List any Owner-specific requirements for subcontractor procurement.)

Not applicable

§ 1.1.15 Other Initial Information on which this Agreement is based:

Not applicable

§ 1.2 The Owner and Construction Manager may rely on the Initial Information. Both parties, however, recognize that such information may materially change and, in that event, the Owner and the Construction Manager shall appropriately adjust the Project schedule, the Construction Manager’s services, and the Construction Manager’s compensation. The Owner shall adjust the Owner’s budget for the Guaranteed Maximum Price and the Owner’s anticipated design and construction milestones, as necessary, to accommodate material changes in the Initial Information.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 1.3 Neither the Owner’s nor the Construction Manager’s representative shall be changed without ten days’ prior notice to the other party.

ARTICLE 2     GENERAL PROVISIONS

§ 2.1 The Contract Documents

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement, and Modifications issued after execution of this Agreement, all of which form the Contract and are as fully a part of the Contract as if attached to this Agreement or repeated herein. Upon the Owner’s acceptance of the Construction Manager’s Guaranteed Maximum Price proposal, the Contract Documents will also include the documents described in Section 3.2.3 and identified in the Guaranteed Maximum Price Amendment. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. If anything in the other Contract Documents, other than a Modification, is inconsistent with this Agreement, this Agreement shall govern. An enumeration of the Contract Documents, other than a Modification, appears in Article 15.

§ 2.2 Relationship of the Parties

The Construction Manager accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Construction Manager’s skill and judgment in furthering the interests of the Owner to furnish efficient construction administration, management services, and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. The Owner agrees to furnish or approve, in a timely manner, information required by the Construction Manager and to make payments to the Construction Manager in accordance with the requirements of the Contract Documents.

§ 2.3 General Conditions

§ 2.3.1 For the Preconstruction Phase, AIA Document A201™–2017, General Conditions of the Contract for Construction, as modified by the Owner and Construction Manager (the “A201-2017” or “AIA Document A201-2017” or “General Conditions”), shall apply as follows: Section 1.5, Ownership and Use of Documents; Section 1.7, Digital Data Use and Transmission; Section 1.8, Building Information Model Use and Reliance; Section 2.2.4, Confidential Information; Section 3.12.10, Professional Services; Section 10.3, Hazardous Materials; Section 13.1, Governing Law. The term “Contractor” as used in A201–2017 shall mean the Construction Manager.

§ 2.3.2 For the Construction Phase, the general conditions of the contract shall be as set forth in A201–2017, which document is incorporated herein by reference. The term “Contractor” as used in A201–2017 shall mean the Construction Manager.

ARTICLE 3     CONSTRUCTION MANAGER’S RESPONSIBILITIES

The Construction Manager’s Preconstruction Phase responsibilities are set forth in Sections 3.1 and 3.2, and in the applicable provisions of A201-2017 referenced in Section 2.3.1. The Construction Manager’s Construction Phase responsibilities are set forth in Section 3.3. The Owner and Construction Manager may agree, in consultation with the Architect, for the Construction Phase to commence prior to completion of the Preconstruction Phase, in which case, both phases will proceed concurrently. The Construction Manager shall identify a representative authorized to act on behalf of the Construction Manager with respect to the Project, which representative, once approved by the Owner, shall not be replaced except as approved by the Owner.

§ 3.1 Preconstruction Phase

§ 3.1.1 Extent of Responsibility

The Construction Manager shall exercise reasonable care in performing its Preconstruction Services. The Owner and Architect shall be entitled to rely on, and shall not be responsible for, the accuracy, completeness, and timeliness of services and information furnished by the Construction Manager. The Construction Manager, however, does not warrant or guarantee estimates and schedules except as may be included as part of the Guaranteed Maximum Price. The Construction Manager is not required to ascertain that the Drawings and Specifications are in accordance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, but the Construction Manager shall promptly report to the Architect and Owner any nonconformity discovered by or made known to the Construction Manager as a request for information. In addition, Owner acknowledges and agrees that any review Construction Manager may do of the Drawings and Specifications is made solely in Construction Manager’s

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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capacity as a Construction Manager and not as a licensed design professional unless otherwise specifically provided for in the Contract Documents (e.g., for specific design-build scopes of the Work). Construction Manager shall not be liable to Owner for damages resulting from the failure of the Drawings and Specifications to comply with applicable laws, statutes, ordinances, building codes, or rules and regulations unless Construction Manager should have recognized such discrepancy or non-conformity with the exercise of reasonable care and fails to do so and report it to the Owner. Owner acknowledges that the services to be provided by Construction Manger under the Contract Documents shall not constitute the Construction Manager an architect or engineer, nor impose on the Construction Manager any obligation to assume or perform on behalf of the Owner the professional responsibilities, duties, services, and activities for which Owner has contracted with the Architect.

§ 3.1.2 The Construction Manager shall provide a preliminary evaluation of the Owner’s program, schedule and construction budget requirements, each in terms of the other.

§ 3.1.3 Consultation

§ 3.1.3.1 The Construction Manager shall schedule and conduct meetings with the Architect and Owner to discuss such matters as procedures, progress, coordination, and scheduling of the Work.

§ 3.1.3.2 The Construction Manager shall advise the Owner and Architect on proposed site use and improvements, selection of materials, building systems, and equipment. The Construction Manager shall also provide recommendations to the Owner and Architect, consistent with the Project requirements, on constructability; availability of materials and labor; time requirements for procurement, installation and construction; prefabrication; and factors related to construction cost including, but not limited to, costs of alternative designs or materials, preliminary budgets, life-cycle data, and possible cost reductions. The Construction Manager shall consult with the Architect regarding professional services to be provided by the Construction Manager during the Construction Phase.

§ 3.1.3.3 The Construction Manager shall assist the Owner and Architect in establishing building information modeling and digital data protocols for the Project, using AIA Document E203™–2013, Building Information Modeling and Digital Data Exhibit, to establish the protocols for the development, use, transmission, and exchange of digital data.

§ 3.1.4 Project Schedule

When Project requirements in Section 4.1.1 have been sufficiently identified, the Construction Manager shall prepare and periodically update a Project schedule for the Architect’s review and the Owner’s acceptance. The Construction Manager shall obtain the Architect’s approval for the portion of the Project schedule relating to the performance of the Architect’s services. The Project schedule shall, to the extent information is timely provided to Construction Manager, coordinate and integrate the Construction Manager’s services, the Architect’s services, other Owner consultants’ services, and the Owner’s responsibilities; and identify items that affect the Project’s timely completion. The updated Project schedule shall include the following: submission of the Guaranteed Maximum Price proposal; components of the Work; times of commencement and completion required of each Subcontractor; ordering and delivery of products, including those that must be ordered in advance of construction; and the occupancy requirements of the Owner.

§ 3.1.5 Phased Construction

Where requested by Owner, the Construction Manager, in consultation with the Architect, shall provide recommendations with regard to accelerated or fast-track scheduling, procurement, and sequencing for phased construction. The Construction Manager shall take into consideration cost reductions, cost information, constructability, provisions for temporary facilities, and procurement and construction scheduling issues.

§ 3.1.6 Cost Estimates

§ 3.1.6.1 Based on the preliminary design and other design criteria prepared by the Architect, the Construction Manager shall prepare, for the Owner’s approval, preliminary estimates of the Cost of the Work or the cost of program requirements using area, volume, or similar conceptual estimating techniques. If the Architect or Construction Manager suggests alternative materials and systems, the Construction Manager shall provide cost evaluations of those alternative materials and systems.

§ 3.1.6.2 As the Architect progresses with the preparation of the Schematic Design, Design Development and Construction Documents, the Construction Manager shall prepare and update, at appropriate intervals agreed to by the Owner, Construction Manager and Architect, an estimate of the Cost of the Work with increasing detail and refinement. The Construction Manager shall include in the estimate those costs to allow for the further development of the design, price escalation, and market conditions, until such time as the Owner and Construction Manager agree on a

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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Guaranteed Maximum Price for the Work. The estimate shall be provided for the Owner’s approval. The Construction Manager shall inform the Owner in the event that the estimate of the Cost of the Work exceeds the latest approved Project budget, and make recommendations for corrective action.

§ 3.1.6.3 If the Architect is providing cost estimating services as a Supplemental Service, and a discrepancy exists between the Construction Manager’s cost estimates and the Architect’s cost estimates, the Construction Manager and the Architect shall work together to reconcile the cost estimates.

§ 3.1.7 As the Architect progresses with the preparation of the Schematic Design, Design Development and Construction Documents, the Construction Manager shall consult with the Owner and Architect and make recommendations regarding constructability and schedules, for the Architect’s review and the Owner’s approval.

§ 3.1.8 The Construction Manager shall provide recommendations and information to the Owner and Architect regarding equipment, materials, services, and temporary Project facilities.

§ 3.1.9 The Construction Manager shall provide a staffing plan for Preconstruction Phase services for the Owner’s review and approval.

§ 3.1.10 If the Owner identified a Sustainable Objective in Article 1, the Construction Manager shall fulfill its Preconstruction Phase responsibilities as required in AIA Document E234™–2019, Sustainable Projects Exhibit, Construction Manager as Constructor Edition, attached to this Agreement.

§ 3.1.11 Subcontractors and Suppliers

§ 3.1.11.1 If the Owner has provided requirements for subcontractor procurement in section 1.1.14, the Construction Manager shall provide a subcontracting plan, addressing the Owner’s requirements, for the Owner’s review and approval.

§ 3.1.11.2 The Construction Manager shall develop bidders’ interest in the Project.

§ 3.1.11.3 The processes described in Article 9 shall apply if bid packages will be issued during the Preconstruction Phase.

§ 3.1.12 Procurement

The Construction Manager shall prepare, for the Architect’s review and the Owner’s acceptance, a procurement schedule for items that must be ordered in advance of construction. The Construction Manager shall expedite and coordinate the ordering and delivery of materials that must be ordered in advance of construction. If the Owner agrees to procure any items prior to the establishment of the Guaranteed Maximum Price, the Owner shall procure the items on terms and conditions acceptable to the Construction Manager. Upon the establishment of the Guaranteed Maximum Price, the Owner shall assign all contracts for these items to the Construction Manager and the Construction Manager shall thereafter accept responsibility for them.

§ 3.1.13 Compliance with Laws

The Construction Manager shall comply with applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities applicable to its performance under this Contract, and with equal employment opportunity programs, and other programs as may be required by governmental and quasi-governmental authorities.

§ 3.1.14 Other Preconstruction Services

Insert a description of any other Preconstruction Phase services to be provided by the Construction Manager, or reference an exhibit attached to this document

(Describe any other Preconstruction Phase services, such as providing cash flow projections, development of a project information management system, early selection or procurement of subcontractors, etc.)

Not applicable

§ 3.2 Guaranteed Maximum Price Proposal

§ 3.2.1 At a time to be mutually agreed upon by the Owner and the Construction Manager, the Construction Manager shall prepare a Guaranteed Maximum Price proposal for the Owner’s and Architect’s review, and the Owner’s acceptance. The Guaranteed Maximum Price in the proposal shall be the sum of the Construction Manager’s estimate of

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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the Cost of the Work, the Construction Manager’s contingency described in Section 3.2.4, and the Construction Manager’s Fee described in Section 6.1.2.

§ 3.2.2 To the extent that the Contract Documents are anticipated to require further development, the Guaranteed Maximum Price includes the Construction Manager’s costs of costs attributable to such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include changes in scope, systems, kinds and quality of materials, finishes, or equipment, all of which, if required, shall be incorporated by Change Order.

§ 3.2.3 The Construction Manager shall include with the Guaranteed Maximum Price proposal a written statement of its basis, which shall include the following:

.1	A list of the Drawings and Specifications, including all Addenda thereto, and the Conditions of the Contract;
.2	A list of the clarifications and assumptions made by the Construction Manager in the preparation of the Guaranteed Maximum Price proposal, including assumptions under Section 3.2.2;
.3

A statement of the proposed Guaranteed Maximum Price, including a statement of the estimated Cost of the Work organized by trade categories or systems, including allowances; the Construction Manager’s contingency set forth in Section 3.2.4; and the Construction Manager’s Fee;

.4	The proposed baseline construction schedule in accordance with Section 3.10 of A201–2007 and the proposed Contract Time upon which the proposed Guaranteed Maximum Price is based; and
.5	A date by which the Owner must accept the Guaranteed Maximum Price.

§ 3.2.4 In preparing the Construction Manager’s Guaranteed Maximum Price proposal, the Construction Manager shall include a contingency for the Construction Manager’s exclusive use to cover those costs that are included in the Guaranteed Maximum Price but not otherwise allocated to another line item or included in a Change Order. The Construction Manager is authorized to use the contingency as follows:

1.

To carry out the full original intent of the documents, including Architect’s Supplemental Instructions, RFI responses, or other design coordination that may generate extra costs from time to time. This would not include any change in scope or other items that the Construction Manager could not have reasonably inferred from the Contract Documents.

2.	Pay for performance of work within the scope of the contract including work that was unallocated or not included in the scope of the subcontracts.
3.	Unforeseen delays.
4.	Weather protection and repairing damage done by weather.
5.	Other Cost of the Work included in Article 6.1 that has not been included as a specific item in the Guaranteed Maximum Price.
6.	Other unforeseen costs related to the project.

Any balance remaining in the Contingency line item will be used in the calculation in shared savings as outlined in Article 6.1.7 along with any other line item savings.

§ 3.2.5 The Construction Manager shall meet with the Owner to review the Guaranteed Maximum Price proposal. In the event that the Owner or its agents discover any inconsistencies or inaccuracies in the information presented, they shall promptly notify the Construction Manager, who shall make appropriate adjustments to the Guaranteed Maximum Price proposal, its basis, or both.

§ 3.2.6 If the Owner notifies the Construction Manager that the Owner has accepted the Guaranteed Maximum Price proposal in writing before the date specified in the Guaranteed Maximum Price proposal, the Guaranteed Maximum Price proposal shall be deemed effective without further acceptance from the Construction Manager. Following acceptance of a Guaranteed Maximum Price, the Owner and Construction Manager shall execute one or more Guaranteed Maximum Price Amendments amending this Agreement. The Guaranteed Maximum Price Amendments shall set forth the agreed upon Guaranteed Maximum Price with the information and assumptions upon which it is based.

§ 3.2.7 [Intentionally deleted.]

§ 3.2.8 [Intentionally deleted.]

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 3.2.9 The Construction Manager shall include in the Guaranteed Maximum Price all sales, consumer, use and similar taxes for the Work provided by the Construction Manager that are legally enacted, whether or not yet effective, at the time the Guaranteed Maximum Price Amendment is executed.

§ 3.3 Construction Phase

§ 3.3.1 General

§ 3.3.1.1 For purposes of Section 8.1.2 of A201–2017, the date of commencement of the Work shall mean the date of commencement of the Construction Phase.

§ 3.3.1.2 The Construction Phase shall commence upon the Owner’s execution of the Guaranteed Maximum Price Amendment or, prior to acceptance of the Guaranteed Maximum Price proposal, by written agreement of the parties. The written agreement shall set forth a description of the Work to be performed by the Construction Manager, and any insurance and bond requirements for Work performed prior to execution of the Guaranteed Maximum Price Amendment.

§ 3.3.2 Administration

§ 3.3.2.1 The Construction Manager shall schedule and conduct meetings to discuss such matters as procedures, progress, coordination, scheduling, and status of the Work. The Construction Manager shall prepare and promptly distribute minutes of the meetings to the Owner and Architect.

§ 3.3.2.2 [Intentionally deleted.]

§ 3.3.2.3 Monthly Report

The Construction Manager shall record the progress of the Project. On a monthly basis, or otherwise as agreed to by the Owner, the Construction Manager shall submit written progress reports to the Owner, showing percentages of completion and other information reasonably required by the Owner.

§ 3.3.2.4 Daily Logs

The Construction Manager shall keep, and make available to the Owner, a daily log containing a record for each day of weather, portions of the Work in progress, number of workers on site, identification of equipment on site, problems that might affect progress of the work, accidents, injuries, and other information reasonably required by the Owner.

§ 3.3.2.5 [Intentionally deleted.]

ARTICLE 4     OWNER’S RESPONSIBILITIES

§ 4.1 Information and Services Required of the Owner

§ 4.1.1 The Owner shall provide information with reasonable promptness, regarding requirements for and limitations on the Project.

§ 4.1.2 Prior to the execution of any Guaranteed Maximum Price Amendment, the Construction Manager may request in writing that the Owner provide reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Contract. After execution of the Guaranteed Maximum Price Amendment, the Construction Manager may request such information as set forth in A201-2017 Section 2.2.

§ 4.1.3 The Owner shall establish and periodically update the Owner’s budget for the Project, including (1) the budget for the Cost of the Work as defined in Article 7, (2) the Owner’s other costs, and (3) reasonable contingencies related to all of these costs. If the Owner significantly increases or decreases the Owner’s budget for the Cost of the Work, the Owner shall notify the Construction Manager and Architect. The Owner and the Architect, in consultation with the Construction Manager, may thereafter agree to a corresponding change in the Project’s scope and quality with corresponding changes to the Contract Time and Guaranteed Maximum Price where impacted.

§ 4.1.4 Tests, Surveys and Reports. During the Preconstruction Phase, the Owner shall furnish the following information or services with reasonable promptness. The Owner shall also furnish any other information or services under the Owner’s control and relevant to the Construction Manager’s performance of the Work with reasonable promptness after receiving the Construction Manager’s written request for such information or services. The Construction Manager shall exercise reasonable care in its evaluation of and reliance upon information and services furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 4.1.4.1 The Owner shall furnish tests, inspections, and reports, required by law and as otherwise agreed to by the parties.

§ 4.1.4.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a written legal description of the site.

§ 4.1.4.3 The Owner, when such services are requested, shall furnish services of geotechnical engineers, which may include test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, seismic evaluation, ground corrosion tests and resistivity tests, including necessary operations for anticipating subsoil conditions, with written reports and appropriate recommendations.

§ 4.1.5 During the Construction Phase, the Owner shall furnish information or services required of the Owner by the Contract Documents with reasonable promptness. The Owner shall also furnish any other information or services under the Owner’s control and relevant to the Construction Manager’s performance of the Work with reasonable promptness after receiving the Construction Manager’s written request for such information or services.

§ 4.1.6 If the Owner identified a Sustainable Objective in Article 1, the Owner shall fulfill its responsibilities as required in AIA Document E234™–2019, Sustainable Projects Exhibit, Construction Manager as Constructor Edition, attached to this Agreement.

§ 4.2 Owner’s Designated Representative

The Owner shall identify a representative authorized to act on behalf of the Owner with respect to the Project. The Owner’s representative shall render decisions promptly and furnish information expeditiously, so as to avoid unreasonable delay in the services or Work of the Construction Manager. Except as otherwise provided in Section 4.2.1 of A201–2017, the Architect does not have such authority. The term “Owner” means the Owner or the Owner’s authorized representative.

§ 4.2.1 Legal Requirements. The Owner shall furnish all legal, insurance and accounting services, including auditing services, that may be reasonably necessary at any time for the Project to meet the Owner’s needs and interests.

§ 4.3 Architect

The Owner shall retain an Architect to provide services, duties and responsibilities as described in AIA Document B133™–2014, Standard Form of Agreement Between Owner and Architect, Construction Manager as Constructor Edition, including any additional services requested by the Construction Manager that are necessary for the Preconstruction and Construction Phase services under this Agreement. The Owner shall provide the Construction Manager with a copy of the scope of services in the executed agreement between the Owner and the Architect, and any further modifications to the Architect’s scope of services in the agreement.

ARTICLE 5     COMPENSATION AND PAYMENTS FOR PRECONSTRUCTION PHASE SERVICES

§ 5.1 Compensation

§ 5.1.1 For the Construction Manager’s Preconstruction Phase services described in Sections 3.1 and 3.2, the Owner shall compensate the Construction Manager as follows:

(Insert amount of, or basis for, compensation and include a list of reimbursable cost items, as applicable.)

Such amount shall be billed as a Cost of the Work and included in the Guaranteed Maximum Price.

§ 5.1.2 The hourly billing rates for Preconstruction Phase services of the Construction Manager and the Construction Manager’s Consultants and Subcontractors, if any, are set forth below.

(If applicable, attach an exhibit of hourly billing rates or insert them below.)

Per rates agreed to between the Owner and Construction Manager

§ 5.1.2.1 Hourly billing rates for Preconstruction Phase services include all costs to be paid or incurred by the Construction Manager, as required by law or collective bargaining agreements, for taxes, insurance, contributions, assessments and benefits and, for personnel not covered by collective bargaining agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, and shall remain unchanged unless the parties execute a Modification.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 5.1.3 If the Preconstruction Phase services covered by this Agreement have not been completed within not applicable ( N/A ) months of the date of this Agreement, through no fault of the Construction Manager, the Construction Manager’s compensation for Preconstruction Phase services shall be equitably adjusted.

§ 5.2 Payments

§ 5.2.1 Unless otherwise agreed, payments for services shall be made monthly in proportion to services performed.

§ 5.2.2 Payments are due and payable upon presentation of the Construction Manager’s invoice. Amounts unpaid 21 days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Construction Manager.

(Insert rate of monthly or annual interest agreed upon.)

1.5 % per month simple

ARTICLE 6     COMPENSATION FOR CONSTRUCTION PHASE SERVICES

§ 6.1 Contract Sum

§ 6.1.1 The Owner shall pay the Construction Manager the Contract Sum in current funds for the Construction Manager’s performance of the Contract after execution of the Guaranteed Maximum Price Amendment. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Construction Manager’s Fee.

§ 6.1.2 The Construction Manager’s Fee:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Construction Manager’s Fee.)

The Construction Manager’s Fee will be an amount equal to three and one-half percent of the sum of: (i) the Cost of the Work: and (ii) the cost of Owner-furnished materials and equipment that are to be installed by the Construction Manager in conjunction with the Contract Documents.

The concrete scope of the Project will be performed by the Construction Manager’s own forces for a stipulated sum to be agreed and identified in the Construction Manager’s Guaranteed Maximum Price proposal. Concrete scope performed by Construction Manager’s own forces will be considered to be subcontracted Work for purposes of the Project. Subject to Construction Manager’s rights with respect to changes in the Work as set forth in the Contract Documents, Construction Manager shall hold the risk of increases or overages relative to the costs assumed in the calculation of the stipulated sum. Notwithstanding Section 3.2.4, Construction Manager’s contingency shall not be available to offset any such increases or overages.

§ 6.1.3 The method of adjustment of the Construction Manager’s Fee for changes in the Work:

The same percentage as set forth in Section 6.1.2 above.

§ 6.1.4 Limitations, if any, on a Subcontractor’s overhead and profit for increases in the cost of its portion of the Work:

Subcontractor’s overhead and profit for increases in the cost of its portion of the Work will be capped at ten percent (10.0%) and five percent (5.0%), respectively. The foregoing limitation shall not apply to certain subcontracts involving the offsite fabrication and/or logistics of subcontracted Work, as mutually agreed between Construction Manager and Owner.

§ 6.1.5 Rental rates for Construction Manager-owned equipment shall not exceed One Hundred percent ( 100%) of the standard rental rate paid at the place of the Project.

§ 6.1.6 Liquidated damages, if any:

(Insert terms and conditions for liquidated damages, if any.)

In the event that the Construction Manager does not achieve Substantial Completion on or before the date that is thirty (30) days following the date of Substantial Completion established in the schedule (the “LD Date”), then the Construction Manager shall pay to Owner (or Owner may withhold payments to Construction Manager) as liquidated damages, but not as a penalty, the following amounts: (i) $1,500 for each day of delay, for the first thirty (30) days following the LD Date; and (ii) then $2,500 for each day of delay thereafter until Construction Manager achieves Substantial Completion (hereinafter collectively the “Liquidated Damages”). Construction Manager and Owner

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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acknowledge that if Construction Manager does not timely perform, Owner could suffer substantial damages, including loss of revenue and other operating and construction cost and charges. Construction Manager agrees that the amount of actual damages that the Owner suffers in such an event will be difficult to calculate, and that the amount of the Liquidated Damages is a reasonable estimate of those damages.

For avoidance of doubt, Construction Manager and Owner acknowledge that Substantial Completion of the Work for purposes of calculating Liquidated Damages shall mean that the Construction Manager has completed the Work such that a temporary certificate of occupancy could be obtained (exclusive of any Work outside the scope of the Construction Manager’s scope of Work or items that are beyond the Construction Manager’s control) and the Project is ready to receive installation of the Owner installed equipment and/or furnishings.

Owner agrees that Liquidated Damages shall be Owner’s sole remedy against Construction Manager for delay and/or failure to timely achieve Substantial Completion. This Section 6.1.6 notwithstanding, Construction Manager and Owner hereby agree the total amount of Liquidated Damages to be paid to Owner (or withheld by Owner from payments to Construction Manager) shall not exceed an amount that is equal to fifty percent (50%) of the total Construction Manager’s Fee (as adjusted to reflect changes in the Work) that is payable under this Agreement.

§ 6.1.7 Other:

(Insert provisions for bonus, cost savings or other incentives, if any, that might result in a change to the Contract Sum.)

To the extent the Contract Sum is less than the Guaranteed Maximum Price, then the difference (herein called “Savings”) shall be shared 75% to Owner and 25% to Contractor. The calculation of Savings shall not include any amounts remaining in the design contingency budget at the completion of subcontract buyout (which shall accrue to the sole benefit of the Owner). Savings shall be paid at the time of Final Payment on the Contract.

§ 6.2 Guaranteed Maximum Price

The Construction Manager guarantees that the Contract Sum shall not exceed the Guaranteed Maximum Price set forth in the Guaranteed Maximum Price Amendment, subject to additions and deductions by Change Order as provided in the Contract Documents. This Contract is not a line-item guaranteed maximum price contract. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Construction Manager without reimbursement by the Owner.

§ 6.3 Changes in the Work

§ 6.3.1 The Owner may, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions. The Owner shall issue such changes in writing. The Construction Manager may be entitled to an equitable adjustment in the Contract Time as a result of changes in the Work.

§ 6.3.1.1 The Architect may order minor changes in the Work as provided in Article 7 of AIA Document A201–2017, General Conditions of the Contract for Construction.

§ 6.3.2 Adjustments to the Guaranteed Maximum Price on account of changes in the Work subsequent to the execution of the Guaranteed Maximum Price Amendment may be determined by any of the methods listed in Article 7 of AIA Document A201–2017, General Conditions of the Contract for Construction.

§ 6.3.3 Adjustments to subcontracts awarded on the basis of a stipulated sum shall be determined in accordance with Article 7 of A201–2017, as they refer to “cost” and “fee,” and not by Articles 6 and 7 of this Agreement. Adjustments to subcontracts awarded with the Owner’s prior written consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

§ 6.3.4 In calculating adjustments to the Guaranteed Maximum Price, the terms “cost” and “costs” as used in Article 7 of AIA Document A201–2017 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the term “fee” shall mean the Construction Manager’s Fee as defined in Section 6.1.2 of this Agreement.

§ 6.3.5 [Intentionally deleted.]

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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ARTICLE 7     COST OF THE WORK FOR CONSTRUCTION PHASE

§ 7.1 Costs to Be Reimbursed

§ 7.1.1 The term Cost of the Work shall mean costs actually, reasonably and necessarily incurred by the Construction Manager in the proper performance of the Work. The Cost of the Work shall include only the items set forth in Sections 7.1 through 7.7 that have been actually, reasonably and necessarily incurred in the proper performance of the Work.

§ 7.1.2 Where, pursuant to the Contract Documents, any cost is subject to the Owner’s prior approval, the Construction Manager shall obtain such approval in writing prior to incurring the cost.

§ 7.1.3 Costs shall be at rates not higher than the standard rates paid at the place of the Project, except with prior approval of the Owner.

§ 7.2 Construction Manager’s Labor Costs

Costs of Construction Manager’s personnel (including personnel stationed at the Construction Manager’s principal office or offices other than the site office for the time actually spent directly supporting the Project) charged to the Project at the fixed rates agreed to between the Owner and Construction Manager in the Guaranteed Maximum Price Amendment and included as part of the “General Conditions” line item identified in the Guaranteed Maximum Price Amendment. The fixed labor rates shall remain unchanged throughout the duration of this Agreement, unless the parties execute a Modification.

§ 7.3 Subcontract Costs

Payments made by the Construction Manager to Subcontractors in accordance with the requirements of the subcontracts and this Agreement.

§ 7.4 Costs of Materials and Equipment Incorporated in the Completed Construction

§ 7.4.1 Costs, including transportation and storage at the site, of materials and equipment incorporated, or to be incorporated, in the completed construction.

§ 7.4.2 Costs of materials described in the preceding Section 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner’s property at the completion of the Work and shall be properly stored at the Project site in accordance with the Owner’s instructions or, at the Owner’s option, shall be sold by the Construction Manager. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ 7.5 Costs of Other Materials and Equipment, Temporary Facilities and Related Items

§ 7.5.1 Costs of transportation, storage, installation, dismantling, maintenance, and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Construction Manager at the site and fully consumed in the performance of the Work. Costs of materials, supplies, temporary facilities, machinery, equipment, and tools, that are not fully consumed, shall be based on the cost or value of the item at the time it is first used on the Project site less the value of the item when it is no longer used at the Project site. Costs for items not fully consumed by the Construction Manager shall mean fair market value. Cost of Construction Manager’s machinery, equipment and hand tools shall be reimbursed in accordance with the fixed rates agreed to between the Owner and Construction Manager in the Guaranteed Maximum Price Amendment and included as part of the “General Requirements” line item identified in the Guaranteed Maximum Price Amendment.

§ 7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Construction Manager at the site, and the costs of transportation, installation, dismantling, minor repairs, and removal of such temporary facilities, machinery, equipment, and hand tools. Rates and quantities of equipment owned by the Construction Manager, or a related party as defined in Section 7.8, shall be subject to the Owner’s prior approval. Once approved, the cost of equipment shall be reimbursed in accordance with the fixed rates agreed to between the Owner and Construction Manager in the Guaranteed Maximum Price Amendment and included as part of the “General Requirements” line item identified in the Guaranteed Maximum Price Amendment.

§ 7.5.3 Costs of removal of debris from the site of the Work and its proper and legal disposal.

§ 7.5.4 Costs of the Construction Manager’s site office, including general office equipment and supplies, which will be included as part of the “General Conditions” line item identified in the Guaranteed Maximum Price Amendment.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 7.5.5 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, subject to the Owner’s prior approval.

§ 7.6 Miscellaneous Costs

§ 7.6.1 Premiums for that portion of insurance and bonds required by the Contract Documents that can be directly attributed to this Contract.

§ 7.6.1.1 Costs for self-insurance, for either full or partial amounts of the coverages required by the Contract Documents, with the Owner’s prior approval.

§ 7.6.1.2 Costs for insurance through a captive insurer owned or controlled by the Construction Manager, with the Owner’s prior approval.

§ 7.6.2 Sales, use, or similar taxes, imposed by a governmental authority, that are related to the Work and for which the Construction Manager is liable.

§ 7.6.3 Fees and assessments for the building permit, and for other permits, licenses, and inspections, for which the Construction Manager is required by the Contract Documents to pay.

§ 7.6.4 Fees of laboratories for tests required by the Contract Documents; except those related to defective or nonconforming Work for which reimbursement is excluded under Article 13 of AIA Document A201–2017 or by other provisions of the Contract Documents, and which do not fall within the scope of Section 7.7.3.

§ 7.6.5 Royalties and license fees paid for the use of a particular design, process, or product, required by the Contract Documents.

§ 7.6.5.1 The cost of defending suits or claims for infringement of patent rights arising from requirements of the Contract Documents, payments made in accordance with legal judgments against the Construction Manager resulting from such suits or claims, and payments of settlements made with the Owner’s consent, unless the Construction Manager had reason to believe that the required design, process, or product was an infringement of a copyright or a patent, and the Construction Manager failed to promptly furnish such information to the Architect as required by Article 3 of AIA Document A201–2017. The costs of legal defenses, judgments, and settlements shall not be included in the Cost of the Work used to calculate the Construction Manager’s Fee or subject to the Guaranteed Maximum Price.

§ 7.6.6 Costs for communications services, electronic equipment, and software, directly related to the Work and located at the site, with the Owner’s prior approval. Once approved, such costs shall be included as part of the “General Conditions” line item identified in the Guaranteed Maximum Price Amendment.

§ 7.6.7 Costs of document reproductions and delivery charges, which costs shall be included as part of the “General Conditions” line item identified in the Guaranteed Maximum Price Amendment.

§ 7.6.8 Deposits lost for causes other than the Construction Manager’s negligence or failure to fulfill a specific responsibility in the Contract Documents.

§ 7.6.9 Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Construction Manager, reasonably incurred by the Construction Manager after the execution of this Agreement in the performance of the Work and with the Owner’s prior approval, which shall not be unreasonably withheld.

§ 7.6.10 Expenses incurred in accordance with the Construction Manager’s standard written personnel policy for relocation and temporary living allowances of the Construction Manager’s personnel required for the Work, with the Owner’s prior approval. Once approved, such costs shall be included as part of the “General Conditions” line item identified in the Guaranteed Maximum Price Amendment.

§ 7.6.11 That portion of the reasonable expenses of the Construction Manager’s supervisory or administrative personnel incurred while traveling in discharge of duties connected with the Work and included as part of the “General Conditions” line item identified in the Guaranteed Maximum Price Amendment.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 7.7 Other Costs and Emergencies

§ 7.7.1 Other costs incurred in the performance of the Work, with the Owner’s prior approval.

§ 7.7.2 Costs incurred in taking action to prevent threatened damage, injury, or loss, in case of an emergency affecting the safety of persons and property, as provided in Article 10 of AIA Document A201–2017.

§ 7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Construction Manager, Subcontractors, or suppliers, provided that such damaged or nonconforming Work was not caused by the negligence of, or failure to fulfill a specific responsibility by, the Construction Manager, and only to the extent that the cost of repair or correction is not recovered by the Construction Manager from insurance, sureties, Subcontractors, suppliers, or others.

§ 7.7.4 The costs described in Sections 7.1 through 7.7 shall be included in the Cost of the Work, notwithstanding any provision of AIA Document A201–2017 or other Conditions of the Contract which may require the Construction Manager to pay such costs, unless such costs are excluded by the provisions of Section 7.9.

§ 7.8 Related Party Transactions

§ 7.8.1 For purposes of this Section 7.8, the term “related party” shall mean (1) a parent, subsidiary, affiliate, or other entity having common ownership of, or sharing common management with, the Construction Manager; (2) any entity in which any stockholder in, or management employee of, the Construction Manager holds an equity interest in excess of ten percent in the aggregate; (3) any entity which has the right to control the business or affairs of the Construction Manager; or (4) any person, or any member of the immediate family of any person, who has the right to control the business or affairs of the Construction Manager.

§ 7.8.2 If any of the costs to be reimbursed arise from a transaction between the Construction Manager and a related party, the Construction Manager shall notify the Owner of the specific nature of the contemplated transaction, including the identity of the related party and the anticipated cost to be incurred, before any such transaction is consummated or cost incurred. If the Owner, after such notification, authorizes the proposed transaction in writing, then the cost incurred shall be included as a cost to be reimbursed, and the Construction Manager shall procure the Work, equipment, goods, or service, from the related party, as a Subcontractor, according to the terms of Article 9. If the Owner fails to authorize the transaction in writing, the Construction Manager shall procure the Work, equipment, goods, or service from some person or entity other than a related party according to the terms of Article 9.

§ 7.9 Costs Not To Be Reimbursed

§ 7.9.1 The Cost of the Work shall not include the items listed below:

.1

Salaries and other compensation of the Construction Manager’s personnel stationed at the Construction Manager’s principal office or offices other than the site office, except as specifically provided in Section 7.2, or as may be provided in Article 14;

.2

Bonuses, profit sharing, incentive compensation, and any other discretionary payments, paid to anyone hired by the Construction Manager or paid to any Subcontractor or vendor, unless the Owner has provided prior approval;

.3	Expenses of the Construction Manager’s principal office and offices other than the site office;
.4	Overhead and general expenses, except as may be expressly included in Sections 7.1 to 7.7;
.5	The Construction Manager’s capital expenses, including interest on the Construction Manager’s capital employed for the Work;
.6

Except as provided in Section 7.7.3 of this Agreement, costs due to the negligence of, or failure to fulfill a specific responsibility of the Contract by, the Construction Manager, Subcontractors, and suppliers, or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable;

.7	Any cost not specifically and expressly described in Sections 7.1 to 7.7; and
.8	Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 8     DISCOUNTS, REBATES, AND REFUNDS

§ 8.1 Cash discounts obtained on payments made by the Construction Manager shall accrue to the Owner if (1) before making the payment, the Construction Manager included the amount to be paid, less such discount, in an Application for Payment and received payment from the Owner, or (2) the Owner has deposited funds with the Construction Manager with which to make payments; otherwise, cash discounts shall accrue to the Construction Manager. Trade discounts, rebates, refunds, and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Construction Manager shall make provisions so that they can be obtained.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 8.2 Amounts that accrue to the Owner in accordance with the provisions of Section 8.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 9     SUBCONTRACTS AND OTHER AGREEMENTS

§ 9.1 Those portions of the Work that the Construction Manager does not customarily perform with the Construction Manager’s own personnel shall be performed under subcontracts or other appropriate agreements with the Construction Manager. The Owner may designate specific persons from whom, or entities from which, the Construction Manager shall obtain bids. The Construction Manager shall obtain bids from Subcontractors, and from suppliers of materials or equipment fabricated especially for the Work, who are qualified to perform that portion of the Work in accordance with the requirements of the Contract Documents. The Construction Manager shall deliver such bids to the Architect and Owner with an indication as to which bids the Construction Manager intends to accept. The Owner then has the right to review the Construction Manager’s list of proposed subcontractors and suppliers in consultation with the Architect and, subject to Section 9.1.1, to object to any subcontractor or supplier. Any advice of the Architect, or approval or objection by the Owner, shall not relieve the Construction Manager of its responsibility to perform the Work in accordance with the Contract Documents. The Construction Manager shall not be required to contract with anyone to whom the Construction Manager has reasonable objection.

§ 9.1.1 When a specific subcontractor or supplier (1) is recommended to the Owner by the Construction Manager; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Construction Manager may require that a Change Order be issued to appropriately adjust the Guaranteed Maximum Price.

§ 9.2 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the Owner’s prior written approval. If a subcontract is awarded on the basis of cost plus a fee, the Construction Manager shall provide in the subcontract for the Owner to receive the same audit rights with regard to the Subcontractor as the Owner receives with regard to the Construction Manager in Article 10.

ARTICLE 10     ACCOUNTING RECORDS

The Construction Manager shall keep full and detailed records and accounts related to the Cost of the Work, and exercise such controls, as may be necessary for proper financial management under this Contract and to substantiate all costs incurred. The accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded access to, and shall be permitted to audit and copy, the Construction Manager’s records and accounts, including complete documentation supporting accounting entries, books, job cost reports, correspondence, instructions, drawings, receipts, subcontracts, Subcontractor’s proposals, Subcontractor’s invoices, purchase orders, vouchers, memoranda, and other data relating to this Contract. The Construction Manager shall preserve these records for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 11     PAYMENTS FOR CONSTRUCTION PHASE SERVICES

§ 11.1 Progress Payments

§ 11.1.1 Based upon Applications for Payment submitted to the Architect or Owner by the Construction Manager, and Certificates for Payment issued by the Architect or Owner, the Owner shall make progress payments on account of the Contract Sum, to the Construction Manager, as provided below and elsewhere in the Contract Documents.

§ 11.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month.

§ 11.1.3 The Construction Manager shall submit its complete Application for Payment to the Architect and the Owner on or about the first business day of the month for Work performed during the prior calendar month. The Architect and the Owner shall review and approve or reject the Application for Payment within 14 days of receipt in accordance with this section, Article 9 of AIA Document A201–2017 and Owner shall pay on approved Applications for Payment within seven days after approval.

§ 11.1.4 With each Application for Payment, the Construction Manager shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate

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that payments already made by the Construction Manager on account of the Cost of the Work equal or exceed progress payments already received by the Construction Manager, plus payrolls for the period covered by the present Application for Payment, less that portion of the progress payments attributable to the Construction Manager’s Fee. The Construction Manager shall submit lien waivers in the form prescribed by ARS § 33-1008(D) with each Application for Payment, conditional upon payment for the amounts set forth in the current Application for Payment, and unconditional for the amounts previously paid by the Owner on prior Applications for Payment.

§ 11.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Construction Manager in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among: (1) the various portions of the Work; (2) any contingency for costs that are included in the Guaranteed Maximum Price but not otherwise allocated to another line item or included in a Change Order; and (3) the Construction Manager’s Fee.

§ 11.1.5.1 The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. The schedule of values shall be used as a basis for reviewing the Construction Manager’s Applications for Payment.

§ 11.1.5.2 The allocation of the Guaranteed Maximum Price under this Section 11.1.5 shall not constitute a separate guaranteed maximum price for the Cost of the Work of each individual line item in the schedule of values.

§ 11.1.5.3 When the Construction Manager allocates costs from a contingency to another line item in the schedule of values, the Construction Manager shall submit supporting documentation to the Architect.

§ 11.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed, or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Construction Manager on account of that portion of the Work and for which the Construction Manager has made payment or intends to make payment prior to the next Application for Payment, by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ 11.1.7 In accordance with AIA Document A201–2017 and subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

§ 11.1.7.1 The amount of each progress payment shall first include:

.1

That portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the most recent schedule of values;

.2

That portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction or, if approved in writing in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3	That portion of Construction Change Directives that the Architect determines, in the Architect’s professional judgment, to be reasonably justified; and
.4

The Construction Manager’s Fee, computed upon the Cost of the Work described in the preceding Sections 11.1.7.1.1 and 11.1.7.1.2 at the rate stated in Section 6.1.2 or, if the Construction Manager’s Fee is stated as a fixed sum in that Section, an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work included in Sections 11.1.7.1.1 and 11.1.7.1.2 bears to a reasonable estimate of the probable Cost of the Work upon its completion.

§ 11.1.7.2 The amount of each progress payment shall then be reduced by:

.1	The aggregate of any amounts previously paid by the Owner;
.2	The amount, if any, for Work that remains uncorrected and for which the Architect has previously withheld a Certificate for Payment as provided in Article 9 of AIA Document A201–2017;
.3	Any amount for which the Construction Manager does not intend to pay a Subcontractor or material supplier, unless the Work has been performed by others the Construction Manager intends to pay;
.4

For Work performed or defects discovered since the last payment application, any amount for which the Architect may withhold payment, or nullify a Certificate of Payment in whole or in part, as provided in Article 9 of AIA Document A201–2017;

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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.5

The shortfall, if any, indicated by the Construction Manager in the documentation required by Section 11.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and

.6	Retainage withheld pursuant to Section 11.1.8.

§ 11.1.8 Retainage

§ 11.1.8.1 For each progress payment made prior to Substantial Completion of the Work, the Owner may withhold the following amount, as retainage, from the payment otherwise due:

(Insert a percentage or amount to be withheld as retainage from each Application for Payment. The amount of retainage may be limited by governing law.)

Ten percent (10%)

§ 11.1.8.1.1 The following items are not subject to retainage:

(Insert any items not subject to the withholding of retainage, such as general conditions, insurance, etc.)

General conditions costs

§ 11.1.8.2 Reduction or limitation of retainage, if any, shall be as follows:

(If the retainage established in Section 11.1.8.1 is to be modified prior to Substantial Completion of the entire Work, insert provisions for such modification.)

When the Project is 50% completed, and within 30 days of Construction Manager’s request, the Owner shall pay to the Construction Manager one-half of the amount retained if the Construction Manager is making satisfactory progress on the Project and there is no specific cause or claim required a greater amount to be retained. Subject to the approval of the Owner, retainage shall also be released from early finishing trade subcontractors whose Work has been inspected and accepted.

§ 11.1.8.3 Except as set forth in this Section 11.1.8.3, upon Substantial Completion of the Work, the Construction Manager may submit an Application for Payment that includes the retainage withheld from prior Applications for Payment pursuant to this Section 11.1.8. The Application for Payment submitted at Substantial Completion shall not include retainage as follows:

(Insert any other conditions for release of retainage, such as upon completion of the Owner’s audit and reconciliation, upon Substantial Completion.)

Up to one hundred fifty percent (150%) of the reasonably estimated value of remaining Work items, and any additional amounts subject to a reasonable dispute under the terms of the Contract Documents.

§ 11.1.9 If final completion of the Work is materially delayed through no fault of the Construction Manager, the Owner shall pay the Construction Manager any additional amounts in accordance with Article 9 of AIA Document A201–2017.

§ 11.1.10 Except with the Owner’s prior written approval, the Construction Manager shall not make advance payments to suppliers for materials or equipment which have not been delivered and suitably stored at the site.

§ 11.1.11 The Owner and the Construction Manager shall agree upon a mutually acceptable procedure for review and approval of payments to Subcontractors, and the percentage of retainage held on Subcontracts, and the Construction Manager shall execute subcontracts in accordance with those agreements.

§ 11.1.12 In taking action on the Construction Manager’s Applications for Payment the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Construction Manager, and such action shall not be deemed to be a representation that (1) the Architect has made a detailed examination, audit, or arithmetic verification, of the documentation submitted in accordance with Section 11.1.4 or other supporting data; (2) that the Architect has made exhaustive or continuous on-site inspections; or (3) that the Architect has made examinations to ascertain how or for what purposes the Construction Manager has used amounts previously paid on account of the Contract. Such examinations, audits, and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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§ 11.2 Final Payment

§ 11.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, including all retainage and any savings owed, shall be made by the Owner to the Construction Manager when

.1

the Construction Manager has fully performed the Contract, except for the Construction Manager’s responsibility to correct Work as provided in Article 12 of AIA Document A201–2017, and to satisfy other requirements, if any, which extend beyond final payment;

.2	the Construction Manager has submitted a final accounting for the Cost of the Work and a final Application for Payment; and
.3	a final Certificate for Payment has been issued by the Architect in accordance with Section 11.2.2.2.

§ 11.2.2 Within 30 days of the Owner’s receipt of the Construction Manager’s final accounting for the Cost of the Work, the Owner shall conduct an audit of the Cost of the Work or notify the Architect that it will not conduct an audit.

§ 11.2.2.1 If the Owner conducts an audit of the Cost of the Work, the Owner shall, within 10 days after completion of the audit, submit a written report based upon the auditors’ findings to the Architect.

§ 11.2.2.2 Within seven days after receipt of the written report described in Section 11.2.2.1, or receipt of notice that the Owner will not conduct an audit, and provided that the other conditions of Section 11.2.1 have been met, the Architect will either issue to the Owner a final Certificate for Payment with a copy to the Construction Manager, or notify the Construction Manager and Owner in writing of the Architect’s reasons for withholding a certificate as provided in Article 9 of AIA Document A201–2017. The time periods stated in this Section 11.2.2 supersede those stated in Article 9 of AIA Document A201–2017. The Architect is not responsible for verifying the accuracy of the Construction Manager’s final accounting.

§ 11.2.2.3 If the Owner’s auditors’ report concludes that the Cost of the Work, as substantiated by the Construction Manager’s final accounting, is less than claimed by the Construction Manager, the Construction Manager shall be entitled to request mediation of the disputed amount without seeking an initial decision pursuant to Article 15 of AIA Document A201–2017. A request for mediation shall be made by the Construction Manager within 30 days after the Construction Manager’s receipt of a copy of the Architect’s final Certificate for Payment. Failure to request mediation within this 30-day period shall result in the substantiated amount reported by the Owner’s auditors becoming binding on the Construction Manager. Pending a final resolution of the disputed amount, the Owner shall pay the Construction Manager the amount certified in the Architect’s final Certificate for Payment.

§ 11.2.3 The Owner’s final payment to the Construction Manager shall be made no later than 7 days after the issuance of the final Certificate for Payment.

§ 11.2.4 If, subsequent to final payment, and at the Owner’s request, the Construction Manager incurs costs, described in Sections 7.1 through 7.7, and not excluded by Section 7.9, to correct defective or nonconforming Work, the Owner shall reimburse the Construction Manager for such costs, and the Construction Manager’s Fee applicable thereto, on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If adjustments to the Contract Sum are provided for in Section 6.1.7, the amount of those adjustments shall be recalculated, taking into account any reimbursements made pursuant to this Section 11.2.4 in determining the net amount to be paid by the Owner to the Construction Manager.

§ 11.3 Interest

Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

1.5 % per month simple

ARTICLE 12     DISPUTE RESOLUTION

§ 12.1 [Intentionally deleted.]

§ 12.2 Binding Dispute Resolution

For any Claim subject to, but not resolved by mediation pursuant to Article 15 of AIA Document A201–2017, the method of binding dispute resolution shall be as follows:

(Check the appropriate box.)

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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[ X ]	Arbitration pursuant to Article 15 of AIA Document A201–2017

[ « » ]	Litigation in a court of competent jurisdiction

[ « » ]	Other: (Specify)

If the Owner and Construction Manager do not select a method of binding dispute resolution, or do not subsequently agree in writing to a binding dispute resolution method other than litigation, Claims will be resolved by litigation in a court of competent jurisdiction.

ARTICLE 13     TERMINATION OR SUSPENSION

§ 13.1 Termination Prior to Execution of the Guaranteed Maximum Price Amendment

§ 13.1.1 If the Owner and the Construction Manager do not reach an agreement on the Guaranteed Maximum Price, the Owner may terminate this Agreement upon not less than seven days’ written notice to the Construction Manager, and the Construction Manager may terminate this Agreement, upon not less than seven days’ written notice to the Owner.

§ 13.1.2 In the event of termination of this Agreement pursuant to Section 13.1.1, the Construction Manager shall be compensated for Preconstruction Phase services and Work performed in part or in whole prior to receipt of a notice of termination, in accordance with the terms of this Agreement. In no event shall the Construction Manager’s compensation under this Section exceed the compensation set forth in Section 5.1.

§ 13.1.3 Prior to the execution of the Guaranteed Maximum Price Amendment, the Owner may terminate this Agreement upon not less than seven days’ written notice to the Construction Manager for the Owner’s convenience and without cause, and the Construction Manager may terminate this Agreement, upon not less than seven days’ written notice to the Owner, for the reasons set forth in Article 14 of A201–2017.

§ 13.1.4 In the event of termination of this Agreement pursuant to Section 13.1.3, the Construction Manager shall be equitably compensated for Preconstruction Phase services and Work performed prior to receipt of a notice of termination. In no event shall the Construction Manager’s compensation under this Section exceed the compensation set forth in Section 5.1.

§ 13.1.5 If the Owner terminates the Contract pursuant to Section 13.1.3 after the commencement of the Construction Phase but prior to the execution of the Guaranteed Maximum Price Amendment, the Owner shall pay to the Construction Manager an amount calculated as follows, which amount shall be in addition to any compensation paid to the Construction Manager under Section 13.1.4:

.1	Take the Cost of the Work incurred by the Construction Manager to the date of termination;
.2

Add the Construction Manager’s Fee computed upon the Cost of the Work to the date of termination at the rate stated in Section 6.1 or, if the Construction Manager’s Fee is stated as a fixed sum in that Section, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

.3	Subtract the aggregate of previous payments made by the Owner for Construction Phase services.

§ 13.1.6 The Owner shall also pay the Construction Manager fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Construction Manager that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Section 13.1.5.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Construction Manager shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Construction Manager, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Construction Manager under such subcontracts or purchase orders. All Subcontracts, purchase orders and rental agreements entered into by the Construction Manager will contain provisions allowing for assignment to the Owner as described above.

§ 13.1.6.1 If the Owner accepts assignment of subcontracts, purchase orders or rental agreements as described above, the Owner will reimburse or indemnify the Construction Manager for all costs arising under the subcontract, purchase order or rental agreement, which are incurred by the Construction Manager prior to the assignment, if those costs would have been reimbursable as Cost of the Work if the contract had not been terminated. If the Owner chooses not to accept assignment of any subcontract, purchase order or rental agreement that would have constituted a Cost of the Work had

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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this agreement not been terminated, the Construction Manager will terminate the subcontract, purchase order or rental agreement and the Owner will pay the Construction Manager the costs necessarily incurred by the Construction Manager because of such termination which otherwise satisfy the requirements for reimbursement as Cost of the Work. The Construction Manager shall ensure that no subcontract, purchase order or rental agreement assignable to the Owner under this Agreement shall contain any provision for the payment of unearned cost, overhead, profit, or any premium or penalty of any kind for termination or assignment, and the Construction Manager shall indemnify the Owner for any such expense incurred by the Owner as a result of the Construction Manager’s failure to satisfy the requirements of this section.

§ 13.2 Termination or Suspension Following Execution of the Guaranteed Maximum Price Amendment

§ 13.2.1 Termination

The Contract may be terminated by the Owner or the Construction Manager as provided in Article 14 of AIA Document A201–2017.

§ 13.2.2 Suspension

The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201–2017; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Article 14 of AIA Document A201–2017, except that the term “profit” shall be understood to mean the Construction Manager’s Fee as described in Sections 6.1 and 6.3.5 of this Agreement.

ARTICLE 14     MISCELLANEOUS PROVISIONS

§ 14.1 Terms in this Agreement shall have the same meaning as those in A201–2017. Where reference is made in this Agreement to a provision of AIA Document A201–2017 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

§ 14.2 Successors and Assigns

§ 14.2.1 The Owner and Construction Manager, respectively, bind themselves, their partners, successors, assigns and legal representatives to covenants, agreements, and obligations contained in the Contract Documents. Except as provided in Section 14.2.2 of this Agreement, and in Section 13.2.2 of A201–2017, neither party to the Contract shall assign the Contract as a whole without written consent of the other, which consent shall not unreasonably be withheld. If either party attempts to make an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

§ 14.2.2 The Owner may, without consent of the Construction Manager, assign the Contract to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Contract Documents. The Construction Manager shall execute all consents reasonably required to facilitate the assignment.

§ 14.3 Insurance and Bonds

§ 14.3.1 Preconstruction Phase

The Construction Manager shall maintain its usual and customary insurance for the duration of the Preconstruction Services performed under this Agreement. The Construction Manager shall provide certificates of insurance to the Owner that evidence compliance with the requirements in this Section 14.3.1.

§ 14.3.2 Construction Phase

After execution of the Guaranteed Maximum Price Amendment, the Owner and the Construction Manager shall purchase and maintain insurance as set forth in AIA Document A133™–2019, Standard Form of Agreement Between Owner and Construction Manager as Constructor where the basis of payment is the Cost of the Work Plus a Fee with a Guaranteed Maximum Price, Exhibit B, Insurance and Bonds, and elsewhere in the Contract Documents.

§ 14.3.2.1 The Construction Manager shall provide bonds as set forth in AIA Document A133™–2019 Exhibit B, and elsewhere in the Contract Documents.

In lieu of bonds, the Construction Manager shall provide subcontractor default insurance for all subcontracted work (exclusive of self-performed trade work) at a premium rate agreed to between the Owner and Construction Manager in the Guaranteed Maximum Price Amendment.

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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ARTICLE 15   SCOPE OF THE AGREEMENT

§ 15.1 This Agreement represents the entire and integrated agreement between the Owner and the Construction Manager and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both Owner and Construction Manager.

§ 15.2 The following documents comprise the Agreement:

.1	AIA Document A133™–2019, Standard Form of Agreement Between Owner and Construction Manager as Constructor where the basis of payment is the Cost of the Work Plus a Fee with a Guaranteed Maximum Price
.2	AIA Document A133™-2019, Exhibit A, Guaranteed Maximum Price Amendment [forthcoming]
.3	AIA Document A133™–2019, Exhibit B, Insurance and Bonds
.4	AIA Document A201™–2017, General Conditions of the Contract for Construction
.5	Other documents, if any, listed below:

(List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201–2017 provides that the advertisement or invitation to bid, Instructions to Bidders, sample forms, the Construction Manager’s bid or proposal, portions of Addenda relating to bidding or proposal requirements, and other information furnished by the Owner in anticipation of receiving bids or proposals, are not part of the Contract Documents unless enumerated in this Agreement. Any such documents should be listed here only if intended to be part of the Contract Documents.)

This Agreement is entered into as of the day and year first written above.

OWNER (Signature)	CONSTRUCTION MANAGER (Signature)

« »« »	William Okland
(Printed name and title)	(Printed name and title)

AIA Document A133™ – 2019. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 13:35:07 ET on 07/31/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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AIA® Document A201TM – 2017

General Conditions of the Contract for Construction

for the following PROJECT:

(Name and location or address)

Axon Headquarters Project

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

For guidance in modifying this document to include supplementary conditions, see AIA Document A503™, Guide for Supplementary Conditions.

Southeast corner of Hayden Road and Loop 101
Scottsdale, AZ 85255

THE OWNER:
(Name, legal status and address)

Axon Enterprise
17800 N 85th St
Scottsdale, AZ 85255

THE ARCHITECT:
(Name, legal status and address)

SmithGroup
455 N. Third Street
Phoenix, Arizona 85004

THE CONSTRUCTION MANAGER:
(Name, legal status and address)

Okland Construction Company, Inc.
1700 N. McClintock Dr.
Tempe, AZ 85281

TABLE OF ARTICLES

1 GENERAL PROVISIONS

2 OWNER

3 CONTRACTOR

4 ARCHITECT

5 SUBCONTRACTORS

6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS	ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

7 CHANGES IN THE WORK

8 TIME

9 PAYMENTS AND COMPLETION

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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10 PROTECTION OF PERSONS AND PROPERTY

11 INSURANCE AND BONDS

12 UNCOVERING AND CORRECTION OF WORK

13 MISCELLANEOUS PROVISIONS

14 TERMINATION OR SUSPENSION OF THE CONTRACT

15 CLAIMS AND DISPUTES

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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INDEX

(Topics and numbers in bold are Section headings.)

Acceptance of Nonconforming Work

9.6.6, 9.9.3, 12.3

Acceptance of Work

9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3

Access to Work

3.16, 6.2.1, 12.1

Accident Prevention

10

Acts and Omissions

3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 8.3.1, 9.5.1, 10.2.5, 10.2.8, 13.3.2, 14.1, 15.1.2, 15.2

Addenda

1.1.1

Additional Costs, Claims for

3.7.4, 3.7.5, 10.3.2, 15.1.5

Additional Inspections and Testing

9.4.2, 9.8.3, 12.2.1, 13.4

Additional Time, Claims for

3.2.4, 3.7.4, 3.7.5, 3.10.2, 8.3.2, 15.1.6

Administration of the Contract

3.1.3, 4.2, 9.4, 9.5

Advertisement or Invitation to Bid

1.1.1

Aesthetic Effect

4.2.13

Allowances

3.8

Applications for Payment

4.2.5, 7.3.9, 9.2, 9.3, 9.4, 9.5.1, 9.5.4, 9.6.3, 9.7, 9.10

Approvals

2.1.1, 2.3.1, 2.5, 3.1.3, 3.10.2, 3.12.8, 3.12.9, 3.12.10.1, 4.2.7, 9.3.2, 13.4.1

Arbitration

8.3.1, 15.3.2, 15.4

ARCHITECT

4

Architect, Definition of

4.1.1

Architect, Extent of Authority

2.5, 3.12.7, 4.1.2, 4.2, 5.2, 6.3, 7.1.2, 7.3.4, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.6.3, 9.8, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.4.1, 13.4.2, 14.2.2, 14.2.4, 15.1.4, 15.2.1

Architect, Limitations of Authority and Responsibility

2.1.1, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 5.2.1, 7.4, 9.4.2, 9.5.4, 9.6.4, 15.1.4, 15.2

Architect’s Additional Services and Expenses

2.5, 12.2.1, 13.4.2, 13.4.3, 14.2.4

Architect’s Administration of the Contract

3.1.3, 3.7.4, 15.2, 9.4.1, 9.5

Architect’s Approvals

2.5, 3.1.3, 3.5, 3.10.2, 4.2.7

Architect’s Authority to Reject Work

3.5, 4.2.6, 12.1.2, 12.2.1

Architect’s Copyright

1.1.7, 1.5

Architect’s Decisions

3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.2.14, 6.3, 7.3.4, 7.3.9, 8.1.3, 8.3.1, 9.2, 9.4.1, 9.5, 9.8.4, 9.9.1, 13.4.2, 15.2

Architect’s Inspections

3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.4

Architect’s Instructions

3.2.4, 3.3.1, 4.2.6, 4.2.7, 13.4.2

Architect’s Interpretations

4.2.11, 4.2.12

Architect’s Project Representative

4.2.10

Architect’s Relationship with Contractor

1.1.2, 1.5, 2.3.3, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5, 3.7.4, 3.7.5, 3.9.2, 3.9.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.2, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 12, 13.3.2, 13.4, 15.2

Architect’s Relationship with Subcontractors

1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.3

Architect’s Representations

9.4.2, 9.5.1, 9.10.1

Architect’s Site Visits

3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.4

Asbestos

10.3.1

Attorneys’ Fees

3.18.1, 9.6.8, 9.10.2, 10.3.3

Award of Separate Contracts

6.1.1, 6.1.2

Award of Subcontracts and Other Contracts for Portions of the Work

5.2

Basic Definitions

1.1

Bidding Requirements

1.1.1

Binding Dispute Resolution

8.3.1, 9.7, 11.5, 13.1, 15.1.2, 15.1.3, 15.2.1, 15.2.5, 15.2.6.1, 15.3.1, 15.3.2, 15.3.3, 15.4.1

Bonds, Lien

7.3.4.4, 9.6.8, 9.10.2, 9.10.3

Bonds, Performance, and Payment

7.3.4.4, 9.6.7, 9.10.3, 11.1.2, 11.1.3, 11.5

Building Information Models Use and Reliance

1.8

Building Permit

3.7.1

Capitalization

1.3

Certificate of Substantial Completion

9.8.3, 9.8.4, 9.8.5

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

User Notes:

3

Certificates for Payment

4.2.1, 4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7, 9.10.1, 9.10.3, 14.1.1.3, 14.2.4, 15.1.4

Certificates of Inspection, Testing or Approval

13.4.4

Certificates of Insurance

9.10.2

Change Orders

1.1.1, 3.4.2, 3.7.4, 3.8.2.3, 3.11, 3.12.8, 4.2.8, 5.2.3, 7.1.2, 7.1.3, 7.2, 7.3.2, 7.3.7, 7.3.9, 7.3.10, 8.3.1, 9.3.1.1, 9.10.3, 10.3.2, 11.2, 11.5, 12.1.2

Change Orders, Definition of

7.2.1

CHANGES IN THE WORK

2.2.2, 3.11, 4.2.8, 7, 7.2.1, 7.3.1, 7.4, 8.3.1, 9.3.1.1, 11.5

Claims, Definition of

15.1.1

Claims, Notice of

1.6.2, 15.1.3

CLAIMS AND DISPUTES

3.2.4, 6.1.1, 6.3, 7.3.9, 9.3.3, 9.10.4, 10.3.3, 15, 15.4

Claims and Timely Assertion of Claims

15.4.1

Claims for Additional Cost

3.2.4, 3.3.1, 3.7.4, 7.3.9, 9.5.2, 10.2.5, 10.3.2, 15.1.5

Claims for Additional Time

3.2.4, 3.3.1, 3.7.4, 6.1.1, 8.3.2, 9.5.2, 10.3.2, 15.1.6

Concealed or Unknown Conditions, Claims for

3.7.4

Claims for Damages

3.2.4, 3.18, 8.3.3, 9.5.1, 9.6.7, 10.2.5, 10.3.3, 11.3, 11.3.2, 14.2.4, 15.1.7

Claims Subject to Arbitration

15.4.1

Cleaning Up

3.15, 6.3

Commencement of the Work, Conditions Relating to

2.2.1, 3.2.2, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 5.2.1, 5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.2, 15.1.5

Commencement of the Work, Definition of

8.1.2

Communications

3.9.1, 4.2.4

Completion, Conditions Relating to

3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2, 14.1.2, 15.1.2

COMPLETION, PAYMENTS AND

9

Completion, Substantial

3.10.1, 4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 12.2, 15.1.2

Compliance with Laws

2.3.2, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 9.6.4, 10.2.2, 13.1, 13.3, 13.4.1, 13.4.2, 13.5, 14.1.1, 14.2.1.3, 15.2.8, 15.4.2, 15.4.3

Concealed or Unknown Conditions

3.7.4, 4.2.8, 8.3.1, 10.3

Conditions of the Contract

1.1.1, 6.1.1, 6.1.4

Consent, Written

3.4.2, 3.14.2, 4.1.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 13.2, 15.4.4.2

Consolidation or Joinder

15.4.4

CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

1.1.4, 6

Construction Change Directive, Definition of

7.3.1

Construction Change Directives

1.1.1, 3.4.2, 3.11, 3.12.8, 4.2.8, 7.1.1, 7.1.2, 7.1.3, 7.3, 9.3.1.1

Construction Schedules, Contractor’s

3.10, 3.11, 3.12.1, 3.12.2, 6.1.3, 15.1.6.2

Contingent Assignment of Subcontracts

5.4, 14.2.2.2

Continuing Contract Performance

15.1.4

Contract, Definition of

1.1.2

CONTRACT, TERMINATION OR SUSPENSION OF THE

5.4.1.1, 5.4.2, 11.5, 14

Contract Administration

3.1.3, 4, 9.4, 9.5

Contract Award and Execution, Conditions Relating to

3.7.1, 3.10, 5.2, 6.1

Contract Documents, Copies Furnished and Use of

1.5.2, 2.3.6, 5.3

Contract Documents, Definition of

1.1.1

Contract Sum

2.2.2, 2.2.4, 3.7.4, 3.7.5, 3.8, 3.10.2, 5.2.3, 7.3, 7.4, 9.1, 9.2, 9.4.2, 9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.5, 12.1.2, 12.3, 14.2.4, 14.3.2, 15.1.4.2, 15.1.5, 15.2.5

Contract Sum, Definition of

9.1

Contract Time

1.1.4, 2.2.1, 2.2.2, 3.7.4, 3.7.5, 3.10.2, 5.2.3, 6.1.5, 7.2.1.3, 7.3.1, 7.3.5, 7.3.6, 7, 7, 7.3.10, 7.4, 8.1.1, 8.2.1, 8.2.3, 8.3.1, 9.5.1, 9.7, 10.3.2, 12.1.1, 12.1.2, 14.3.2, 15.1.4.2, 15.1.6.1, 15.2.5

Contract Time, Definition of

8.1.1

CONTRACTOR

3

Contractor, Definition of

3.1, 6.1.2

Contractor’s Construction and Submittal Schedules

3.10, 3.12.1, 3.12.2, 4.2.3, 6.1.3, 15.1.6.2

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

User Notes:

4

Contractor’s Employees

2.2.4, 3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.3, 14.1, 14.2.1.1

Contractor’s Liability Insurance

11.1

Contractor’s Relationship with Separate Contractors and Owner’s Forces

3.12.5, 3.14.2, 4.2.4, 6, 11.3, 12.2.4

Contractor’s Relationship with Subcontractors

1.2.2, 2.2.4, 3.3.2, 3.18.1, 3.18.2, 4.2.4, 5, 9.6.2, 9.6.7, 9.10.2, 11.2, 11.3, 11.4

Contractor’s Relationship with the Architect

1.1.2, 1.5, 2.3.3, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5.1, 3.7.4, 3.10, 3.11, 3.12, 3.16, 3.18, 4.2, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 12, 13.4, 15.1.3, 15.2.1

Contractor’s Representations

3.2.1, 3.2.2, 3.5, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2

Contractor’s Responsibility for Those Performing the Work

3.3.2, 3.18, 5.3, 6.1.3, 6.2, 9.5.1, 10.2.8

Contractor’s Review of Contract Documents

3.2

Contractor’s Right to Stop the Work

2.2.2, 9.7

Contractor’s Right to Terminate the Contract

14.1

Contractor’s Submittals

3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3

Contractor’s Superintendent

3.9, 10.2.6

Contractor’s Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14, 15.1.4

Coordination and Correlation

1.2, 3.2.1, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1

Copies Furnished of Drawings and Specifications

1.5, 2.3.6, 3.11

Copyrights

1.5, 3.17

Correction of Work

2.5, 3.7.3, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 12.3, 15.1.3.1, 15.1.3.2, 15.2.1

Correlation and Intent of the Contract Documents

1.2

Cost, Definition of

7.3.4

Costs

2.5, 3.2.4, 3.7.3, 3.8.2, 3.15.2, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.4, 7.3.8, 7.3.9, 9.10.2, 10.3.2, 10.3.6, 11.2, 12.1.2, 12.2.1, 12.2.4, 13.4, 14

Cutting and Patching

3.14, 6.2.5

Damage to Construction of Owner or Separate Contractors

3.14.2, 6.2.4, 10.2.1.2, 10.2.5, 10.4, 12.2.4

Damage to the Work

3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.4, 12.2.4

Damages, Claims for

3.2.4, 3.18, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.3.2, 11.3, 14.2.4, 15.1.7

Damages for Delay

6.2.3, 8.3.3, 9.5.1.6, 9.7, 10.3.2, 14.3.2

Date of Commencement of the Work, Definition of

8.1.2

Date of Substantial Completion, Definition of

8.1.3

Day, Definition of

8.1.4

Decisions of the Architect

3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 6.3, 7.3.4, 7.3.9, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.4.2, 14.2.2, 14.2.4, 15.1, 15.2

Decisions to Withhold Certification

9.4.1, 9.5, 9.7, 14.1.1.3

Defective or Nonconforming Work, Acceptance, Rejection and Correction of

2.5, 3.5, 4.2.6, 6.2.3, 9.5.1, 9.5.3, 9.6.6, 9.8.2, 9.9.3, 9.10.4, 12.2.1

Definitions

1.1, 2.1.1, 3.1.1, 3.5, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 8.1, 9.1, 9.8.1, 15.1.1

Delays and Extensions of Time

3.2, 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4, 8.3, 9.5.1, 9.7, 10.3.2, 10.4, 14.3.2, 15.1.6, 15.2.5

Digital Data Use and Transmission

1.7

Disputes

6.3, 7.3.9, 15.1, 15.2

Documents and Samples at the Site

3.11

Drawings, Definition of

1.1.5

Drawings and Specifications, Use and Ownership of

3.11

Effective Date of Insurance

8.2.2

Emergencies

10.4, 14.1.1.2, 15.1.5

Employees, Contractor’s

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3.3, 11.3, 14.1, 14.2.1.1

Equipment, Labor, or Materials

1.1.3, 1.1.6, 3.4, 3.5, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.4, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2

Execution and Progress of the Work

1.1.3, 1.2.1, 1.2.2, 2.3.4, 2.3.6, 3.1, 3.3.1, 3.4.1, 3.7.1, 3.10.1, 3.12, 3.14, 4.2, 6.2.2, 7.1.3, 7.3.6, 8.2, 9.5.1, 9.9.1, 10.2, 10.3, 12.1, 12.2, 14.2, 14.3.1, 15.1.4

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

User Notes:

5

Extensions of Time

3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3, 7.4, 9.5.1, 9.7, 10.3.2, 10.4, 14.3, 15.1.6, 15.2.5

Failure of Payment

9.5.1.3, 9.7, 9.10.2, 13.5, 14.1.1.3, 14.2.1.2

Faulty Work

(See Defective or Nonconforming Work)

Final Completion and Final Payment

4.2.1, 4.2.9, 9.8.2, 9.10, 12.3, 14.2.4, 14.4.3

Financial Arrangements, Owner’s

2.2.1, 13.2.2, 14.1.1.4

GENERAL PROVISIONS

1

Governing Law

13.1

Guarantees (See Warranty)

Hazardous Materials and Substances

10.2.4, 10.3

Identification of Subcontractors and Suppliers

5.2.1

Indemnification

3.17, 3.18, 9.6.8, 9.10.2, 10.3.3, 11.3

Information and Services Required of the Owner

2.1.2, 2.2, 2.3, 3.2.2, 3.12.10.1, 6.1.3, 6.1.4, 6.2.5, 9.6.1, 9.9.2, 9.10.3, 10.3.3, 11.2, 13.4.1, 13.4.2, 14.1.1.4, 14.1.4, 15.1.4

Initial Decision

15.2

Initial Decision Maker, Definition of

1.1.8

Initial Decision Maker, Decisions

14.2.4, 15.1.4.2, 15.2.1, 15.2.2, 15.2.3, 15.2.4, 15.2.5

Initial Decision Maker, Extent of Authority

14.2.4, 15.1.4.2, 15.2.1, 15.2.2, 15.2.3, 15.2.4, 15.2.5

Injury or Damage to Person or Property

10.2.8, 10.4

Inspections

3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.4

Instructions to Bidders

1.1.1

Instructions to the Contractor

3.2.4, 3.3.1, 3.8.1, 5.2.1, 7, 8.2.2, 12, 13.4.2

Instruments of Service, Definition of

1.1.7

Insurance

6.1.1, 7.3.4, 8.2.2, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 10.2.5, 11

Insurance, Notice of Cancellation or Expiration

11.1.4, 11.2.3

Insurance, Contractor’s Liability

11.1

Insurance, Effective Date of

8.2.2, 14.4.2

Insurance, Owner’s Liability

11.2

Insurance, Property

10.2.5, 11.2, 11.4, 11.5

Insurance, Stored Materials

9.3.2

INSURANCE AND BONDS

11

Insurance Companies, Consent to Partial Occupancy

9.9.1

Insured loss, Adjustment and Settlement of

11.5

Intent of the Contract Documents

1.2.1, 4.2.7, 4.2.12, 4.2.13

Interest

13.5

Interpretation

1.1.8, 1.2.3, 1.4, 4.1.1, 5.1, 6.1.2, 15.1.1

Interpretations, Written

4.2.11, 4.2.12

Judgment on Final Award

15.4.2

Labor and Materials, Equipment

1.1.3, 1.1.6, 3.4, 3.5, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 5.2.1, 6.2.1, 7.3.4, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2

Labor Disputes

8.3.1

Laws and Regulations

1.5, 2.3.2, 3.2.3, 3.2.4, 3.6, 3.7, 3.12.10, 3.13, 9.6.4, 9.9.1, 10.2.2, 13.1, 13.3.1, 13.4.2, 13.5, 14, 15.2.8, 15.4

Liens

2.1.2, 9.3.1, 9.3.3, 9.6.8, 9.10.2, 9.10.4, 15.2.8

Limitations, Statutes of

12.2.5, 15.1.2, 15.4.1.1

Limitations of Liability

3.2.2, 3.5, 3.12.10, 3.12.10.1, 3.17, 3.18.1, 4.2.6, 4.2.7, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.6.8, 10.2.5, 10.3.3, 11.3, 12.2.5, 13.3.1

Limitations of Time

2.1.2, 2.2, 2.5, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 5.2, 5.3, 5.4.1, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 12.2, 13.4, 14, 15, 15.1.2, 15.1.3, 15.1.5

Materials, Hazardous

10.2.4, 10.3

Materials, Labor, Equipment and

1.1.3, 1.1.6, 3.4.1, 3.5, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 5.2.1, 6.2.1, 7.3.4, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1.2, 10.2.4, 14.2.1.1, 14.2.1.2

Means, Methods, Techniques, Sequences and Procedures of Construction

3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2

Mechanic’s Lien

2.1.2, 9.3.1, 9.3.3, 9.6.8, 9.10.2, 9.10.4, 15.2.8

Mediation

8.3.1, 15.1.3.2, 15.2.1, 15.2.5, 15.2.6, 15.3, 15.4.1, 15.4.1.1

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

User Notes:

6

Minor Changes in the Work

1.1.1, 3.4.2, 3.12.8, 4.2.8, 7.1, 7.4

MISCELLANEOUS PROVISIONS

13

Modifications, Definition of

1.1.1

Modifications to the Contract

1.1.1, 1.1.2, 2.5, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2

Mutual Responsibility

6.2

Nonconforming Work, Acceptance of

9.6.6, 9.9.3, 12.3

Nonconforming Work, Rejection and Correction of

2.4, 2.5, 3.5, 4.2.6, 6.2.4, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2

Notice

1.6, 1.6.1, 1.6.2, 2.1.2, 2.2.2., 2.2.3, 2.2.4, 2.5, 3.2.4, 3.3.1, 3.7.4, 3.7.5, 3.9.2, 3.12.9, 3.12.10, 5.2.1, 7.4, 8.2.2 9.6.8, 9.7, 9.10.1, 10.2.8, 10.3.2, 11.5, 12.2.2.1, 13.4.1, 13.4.2, 14.1, 14.2.2, 14.4.2, 15.1.3, 15.1.5, 15.1.6, 15.4.1

Notice of Cancellation or Expiration of Insurance

11.1.4, 11.2.3

Notice of Claims

1.6.2, 2.1.2, 3.7.4, 9.6.8, 10.2.8, 15.1.3, 15.1.5, 15.1.6, 15.2.8, 15.3.2, 15.4.1

Notice of Testing and Inspections

13.4.1, 13.4.2

Observations, Contractor’s

3.2, 3.7.4

Occupancy

2.3.1, 9.6.6, 9.8

Orders, Written

1.1.1, 2.4, 3.9.2, 7, 8.2.2, 11.5, 12.1, 12.2.2.1, 13.4.2, 14.3.1

OWNER

2

Owner, Definition of

2.1.1

Owner, Evidence of Financial Arrangements

2.2, 13.2.2, 14.1.1.4

Owner, Information and Services Required of the

2.1.2, 2.2, 2.3, 3.2.2, 3.12.10, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 13.4.1, 13.4.2, 14.1.1.4, 14.1.4, 15.1.4

Owner’s Authority

1.5, 2.1.1, 2.3.32.4, 2.5, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.2.4, 4.2.9, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.2, 9.5.1, 9.6.4, 9.9.1, 9.10.2, 10.3.2, 11.4, 11.5, 12.2.2, 12.3, 13.2.2, 14.3, 14.4, 15.2.7

Owner’s Insurance

11.2

Owner’s Relationship with Subcontractors

1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2

Owner’s Right to Carry Out the Work

2.5, 14.2.2

Owner’s Right to Clean Up

6.3

Owner’s Right to Perform Construction and to Award Separate Contracts

6.1

Owner’s Right to Stop the Work

2.4

Owner’s Right to Suspend the Work

14.3

Owner’s Right to Terminate the Contract

14.2, 14.4

Ownership and Use of Drawings, Specifications and Other Instruments of Service

1.1.1, 1.1.6, 1.1.7, 1.5, 2.3.6, 3.2.2, 3.11, 3.17, 4.2.12, 5.3

Partial Occupancy or Use

9.6.6, 9.9

Patching, Cutting and

3.14, 6.2.5

Patents

3.17

Payment, Applications for

4.2.5, 7.3.9, 9.2, 9.3, 9.4, 9.5, 9.6.3, 9.7, 9.8.5, 9.10.1, 14.2.3, 14.2.4, 14.4.3

Payment, Certificates for

4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7, 9.10.1, 9.10.3, 14.1.1.3, 14.2.4

Payment, Failure of

9.5.1.3, 9.7, 9.10.2, 13.5, 14.1.1.3, 14.2.1.2

Payment, Final

4.2.1, 4.2.9, 9.10, 12.3, 14.2.4, 14.4.3

Payment Bond, Performance Bond and

7.3.4.4, 9.6.7, 9.10.3, 11.1.2

Payments, Progress

9.3, 9.6, 9.8.5, 9.10.3, 14.2.3, 15.1.4

PAYMENTS AND COMPLETION

9

Payments to Subcontractors

5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 14.2.1.2

PCB

10.3.1

Performance Bond and Payment Bond

7.3.4.4, 9.6.7, 9.10.3, 11.1.2

Permits, Fees, Notices and Compliance with Laws

2.3.1, 3.7, 3.13, 7.3.4.4, 10.2.2

PERSONS AND PROPERTY, PROTECTION OF

10

Polychlorinated Biphenyl

10.3.1

Product Data, Definition of

3.12.2

Product Data and Samples, Shop Drawings

3.11, 3.12, 4.2.7

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Progress and Completion

4.2.2, 8.2, 9.8, 9.9.1, 14.1.4, 15.1.4

Progress Payments

9.3, 9.6, 9.8.5, 9.10.3, 14.2.3, 15.1.4

Project, Definition of

1.1.4

Project Representatives

4.2.10

Property Insurance

10.2.5, 11.2

Proposal Requirements

1.1.1

PROTECTION OF PERSONS AND PROPERTY

10

Regulations and Laws

1.5, 2.3.2, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 9.6.4, 9.9.1, 10.2.2, 13.1, 13.3, 13.4.1, 13.4.2, 13.5, 14, 15.2.8, 15.4

Rejection of Work

4.2.6, 12.2.1

Releases and Waivers of Liens

9.3.1, 9.10.2

Representations

3.2.1, 3.5, 3.12.6, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.10.1

Representatives

2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.10, 13.2.1

Responsibility for Those Performing the Work

3.3.2, 3.18, 4.2.2, 4.2.3, 5.3, 6.1.3, 6.2, 6.3, 9.5.1, 10

Retainage

9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3

Review of Contract Documents and Field Conditions by Contractor

3.2, 3.12.7, 6.1.3

Review of Contractor’s Submittals by Owner and Architect

3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2

Review of Shop Drawings, Product Data and Samples by Contractor

3.12

Rights and Remedies

1.1.2, 2.4, 2.5, 3.5, 3.7.4, 3.15.2, 4.2.6, 5.3, 5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.1, 12.2.2, 12.2.4, 13.3, 14, 15.4

Royalties, Patents and Copyrights

3.17

Rules and Notices for Arbitration

15.4.1

Safety of Persons and Property

10.2, 10.4

Safety Precautions and Programs

3.3.1, 4.2.2, 4.2.7, 5.3, 10.1, 10.2, 10.4

Samples, Definition of

3.12.3

Samples, Shop Drawings, Product Data and

3.11, 3.12, 4.2.7

Samples at the Site, Documents and

3.11

Schedule of Values

9.2, 9.3.1

Schedules, Construction

3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.6.2

Separate Contracts and Contractors

1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 6, 8.3.1, 12.1.2

Separate Contractors, Definition of

6.1.1

Shop Drawings, Definition of

3.12.1

Shop Drawings, Product Data and Samples

3.11, 3.12, 4.2.7

Site, Use of

3.13, 6.1.1, 6.2.1

Site Inspections

3.2.2, 3.3.3, 3.7.1, 3.7.4, 4.2, 9.9.2, 9.4.2, 9.10.1, 13.4

Site Visits, Architect’s

3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.4

Special Inspections and Testing

4.2.6, 12.2.1, 13.4

Specifications, Definition of

1.1.6

Specifications

1.1.1, 1.1.6, 1.2.2, 1.5, 3.12.10, 3.17, 4.2.14

Statute of Limitations

15.1.2, 15.4.1.1

Stopping the Work

2.2.2, 2.4, 9.7, 10.3, 14.1

Stored Materials

6.2.1, 9.3.2, 10.2.1.2, 10.2.4

Subcontractor, Definition of

5.1.1

SUBCONTRACTORS

5

Subcontractors, Work by

1.2.2, 3.3.2, 3.12.1, 3.18, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7

Subcontractual Relations

5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 14.1, 14.2.1

Submittals

3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.4, 9.2, 9.3, 9.8, 9.9.1, 9.10.2, 9.10.3

Submittal Schedule

3.10.2, 3.12.5, 4.2.7

Subrogation, Waivers of

6.1.1, 11.3

Substances, Hazardous

10.3

Substantial Completion

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 12.2, 15.1.2

Substantial Completion, Definition of

9.8.1

Substitution of Subcontractors

5.2.3, 5.2.4

Substitution of Architect

2.3.3

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Substitutions of Materials

3.4.2, 3.5, 7.3.8

Sub-subcontractor, Definition of

5.1.2

Subsurface Conditions

3.7.4

Successors and Assigns

13.2

Superintendent

3.9, 10.2.6

Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 8.2, 8.3.1, 9.4.2, 10, 12, 14, 15.1.4

Suppliers

1.5, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.5.4, 9.6, 9.10.5, 14.2.1

Surety

5.4.1.2, 9.6.8, 9.8.5, 9.10.2, 9.10.3, 11.1.2, 14.2.2, 15.2.7

Surety, Consent of

9.8.5, 9.10.2, 9.10.3

Surveys

1.1.7, 2.3.4

Suspension by the Owner for Convenience

14.3

Suspension of the Work

3.7.5, 5.4.2, 14.3

Suspension or Termination of the Contract

5.4.1.1, 14

Taxes

3.6, 3.8.2.1, 7.3.4.4

Termination by the Contractor

14.1, 15.1.7

Termination by the Owner for Cause

5.4.1.1, 14.2, 15.1.7

Termination by the Owner for Convenience

14.4

Termination of the Architect

2.3.3

Termination of the Contractor Employment

14.2.2

TERMINATION OR SUSPENSION OF THE CONTRACT

14

Tests and Inspections

3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2, 12.2.1, 13.4

TIME

8

Time, Delays and Extensions of

3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4, 8.3, 9.5.1, 9.7, 10.3.2, 10.4, 14.3.2, 15.1.6, 15.2.5

Time Limits

2.1.2, 2.2, 2.5, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 12.2, 13.4, 14, 15.1.2, 15.1.3, 15.4

Time Limits on Claims

3.7.4, 10.2.8, 15.1.2, 15.1.3

Title to Work

9.3.2, 9.3.3

UNCOVERING AND CORRECTION OF WORK

12

Uncovering of Work

12.1

Unforeseen Conditions, Concealed or Unknown

3.7.4, 8.3.1, 10.3

Unit Prices

7.3.3.2, 9.1.2

Use of Documents

1.1.1, 1.5, 2.3.6, 3.12.6, 5.3

Use of Site

3.13, 6.1.1, 6.2.1

Values, Schedule of

9.2, 9.3.1

Waiver of Claims by the Architect

13.3.2

Waiver of Claims by the Contractor

9.10.5, 13.3.2, 15.1.7

Waiver of Claims by the Owner

9.9.3, 9.10.3, 9.10.4, 12.2.2.1, 13.3.2, 14.2.4, 15.1.7

Waiver of Consequential Damages

14.2.4, 15.1.7

Waiver of Liens

9.3, 9.10.2, 9.10.4

Waivers of Subrogation

6.1.1, 11.3

Warranty

3.5, 4.2.9, 9.3.3, 9.8.4, 9.9.1, 9.10.2, 9.10.4, 12.2.2, 15.1.2

Weather Delays

8.3, 15.1.6.2

Work, Definition of

1.1.3

Written Consent

1.5.2, 3.4.2, 3.7.4, 3.12.8, 3.14.2, 4.1.2, 9.3.2, 9.10.3, 13.2, 13.3.2, 15.4.4.2

Written Interpretations

4.2.11, 4.2.12

Written Orders

1.1.1, 2.4, 3.9, 7, 8.2.2, 12.1, 12.2, 13.4.2, 14.3.1

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ARTICLE 1   GENERAL PROVISIONS

§ 1.1 Basic Definitions

§ 1.1.1 The Contract Documents

The Contract Documents are enumerated in the Agreement between the Owner and Contractor (hereinafter the Agreement) and consist of the Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement, and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive, or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include the advertisement or invitation to bid, Instructions to Bidders, sample forms, other information furnished by the Owner in anticipation of receiving bids or proposals, the Contractor’s bid or proposal, or portions of Addenda relating to bidding or proposal requirements.

§ 1.1.2 The Contract

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations, or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Contractor and the Architect or the Architect’s consultants, (2) between the Owner and a Subcontractor or a Sub-subcontractor, except as set forth in Sections 5.3 and 5.4, (3) between the Owner and the Architect or the Architect’s consultants, (4) between any separate contractor hired by the Owner pursuant to the Contract Documents and specifically enumerated in Article 6 of this document and the Contractor, or (5) between any persons or entities other than the Owner and the Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect’s duties.

§ 1.1.3 The Work

The term “Work” means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment, and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project but shall not include any work specifically intended in the Contract Documents to be the responsibility of others..

§ 1.1.4 The Project

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner and by Separate Contractors.

§ 1.1.5 The Drawings

The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules, and diagrams.

§ 1.1.6 The Specifications

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

§ 1.1.7 Instruments of Service

Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Architect and the Architect’s consultants under their respective professional services agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, and other similar materials.

§ 1.1.8 Coronavirus (COVID-19) Provisions

Specific provisions applicable to the coronavirus (COVID-19) pandemic are set forth in sections 8.3, 10.1, 10.3, 14.1, and 14.3.

§ 1.2 Correlation and Intent of the Contract Documents

§ 1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent

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consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

§ 1.2.1.1 The invalidity of any provision of the Contract Documents shall not invalidate the Contract or its remaining provisions. If it is determined that any provision of the Contract Documents violates any law, or is otherwise invalid or unenforceable, then that provision shall be revised to the extent necessary to make that provision legal and enforceable. In such case the Contract Documents shall be construed, to the fullest extent permitted by law, to give effect to the parties’ intentions and purposes in executing the Contract.

§ 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

§ 1.2.3 Unless otherwise stated in the Contract Documents, words that have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

§ 1.2.4 In the event of conflicts, inconsistencies, discrepancies or ambiguities between or among the Contract Documents, interpretations shall be based on the following order of precedence:

.1

Modifications of the Contract, with those of later date having precedence over those of earlier date, and with those of the same date having precedence based upon Clauses .2 through .6 of this Section 1.2.4;

.2	the Agreement;
.3	these General Conditions;
.4	Addenda, with those of later date having precedence over those of earlier date;
.5	the Drawings, with those in larger scale having precedence over those in smaller scale, and with notes and schedules thereon having precedence over the remainder; and
.6	the Specifications.

§ 1.2.5 In the event of conflicts, inconsistencies, discrepancies or ambiguities between or among the Drawings, or between or among the Specifications, remaining after application of Section 1.2.4, those Drawings or Specifications of later date shall have precedence over those of earlier date. If a conflict, inconsistency, discrepancy or ambiguity nonetheless remains, the Contractor shall provide written notice thereof to the Architect and Owner. Thereafter, unless otherwise ordered in writing by the Architect, the Contractor shall provide the better quality of, and the greater quantity of, the Work. The provisions of this Section 1.2.5 shall apply only to conflicts, inconsistencies, discrepancies or ambiguities in express requirements of the Drawings and Specifications and not to interpretations thereof by the Owner or Architect.

§ 1.3 Capitalization

Terms capitalized in these General Conditions include those that are (1) specifically defined, (2) the titles of numbered articles, or (3) the titles of other documents published by the American Institute of Architects.

§ 1.4 Interpretation

In the interest of brevity the Contract Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement. “Include” means “include but is not limited to,” “includes” means “includes but is not limited to” and “including” means “including but not limited to,” whether or not expressly stated as such.

§ 1.4.2 The misplacement, addition, or omission of any letter, word, or punctuation mark shall in no way affect the true spirit, intent, or meaning of the Contract Documents.

§ 1.4.3 References in these General Conditions to numbered Sections, Items, and other provisions shall be references to such numbered provisions within these General Conditions unless expressly stated otherwise. As such references in these General Conditions to numbered provisions of the Agreement shall expressly reference the Agreement.

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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§ 1.5 Ownership and Use of Drawings, Specifications, and Other Instruments of Service

§ 1.5.1 The Architect and the Architect’s consultants shall be deemed the authors and owners of their respective Instruments of Service, including the Drawings and Specifications, and retain all common law, statutory, and other reserved rights in their Instruments of Service, including copyrights. The Contractor, Subcontractors, Sub-subcontractors, and suppliers shall not own or claim a copyright in the Instruments of Service. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with the Project is not to be construed as publication in derogation of the Architect’s or Architect’s consultants’ reserved rights.

§ 1.5.2 The Contractor, Subcontractors, Sub-subcontractors, and suppliers are authorized to use and reproduce the Instruments of Service provided to them, subject to any protocols established pursuant to Sections 1.7 and 1.8, solely and exclusively for execution of the Work. All copies made under this authorization shall bear the copyright notice, if any, shown on the Instruments of Service. The Contractor, Subcontractors, Sub-subcontractors, and suppliers may not use the Instruments of Service on other projects or for additions to the Project outside the scope of the Work without the specific written consent of the Owner, Architect, and the Architect’s consultants.

§ 1.5.3 In connection with its own efforts to manage risk arising from its work on the Project, Contractor may, from time to time, hire third-party design professionals to review and provide professional opinions concerning the Instruments of Service. Contractor may issue requests for information or provide comments or recommendations concerning potential changes to the Instruments of Service. Any such requests for information, comments, or recommendations are for the sole and exclusive benefit of Contractor and shall not be construed as being specifically required or assuming design responsibility in any respect.

§ 1.6 Notice

§ 1.6.1 Except as otherwise provided in Section 1.6.2, where the Contract Documents require one party to notify or give notice to the other party, such notice shall be provided in writing to the designated representative of the party to whom the notice is addressed and shall be deemed to have been duly served if delivered in person, by mail, by courier, or by electronic transmission if a method for electronic transmission is set forth in the Agreement.

§ 1.6.2 Notice of Claims as provided in Section 15.1.3 shall be provided in writing and shall be deemed to have been duly served only if delivered to the designated representative of the party to whom the notice is addressed by certified or registered mail, or by courier providing proof of delivery, or by electronic transmission if a method for electronic transmission is set forth in the Agreement.

§ 1.7 Digital Data Use and Transmission

The parties shall agree upon protocols governing the transmission and use of Instruments of Service or any other information or documentation in digital form. The parties may use AIA Document E203TM–2013, Building Information Modeling and Digital Data Exhibit, to establish the protocols for the development, use, transmission, and exchange of digital data.

§ 1.8 Building Information Models Use and Reliance

Any use of, or reliance on, all or a portion of a building information model without agreement to protocols governing the use of, and reliance on, the information contained in the model and without having those protocols set forth in AIA Document E203TM–2013, Building Information Modeling and Digital Data Exhibit, and the requisite AIA Document G202TM–2013, Project Building Information Modeling Protocol Form, shall be at the using or relying party’s sole risk and without liability to the other party and its contractors or consultants, the authors of, or contributors to, the building information model, and each of their agents and employees.

ARTICLE 2   OWNER

§ 2.1 General

§ 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization. Except as otherwise provided in Section 4.2.1, the Architect does not have such authority. The term “Owner” means the Owner or the Owner’s authorized representative.

§ 2.1.2 The Owner shall furnish to the Contractor, within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of, or enforce mechanic’s lien rights. Such

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information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.

§ 2.2 Evidence of the Owner’s Financial Arrangements

§ 2.2.1 Prior to commencement of the Work and upon written request by the Contractor, the Owner shall furnish to the Contractor reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Contract. The Contractor shall have no obligation to commence the Work until the Owner provides such evidence. If commencement of the Work is delayed under this Section 2.2.1, the Contract Time shall be extended appropriately.

§ 2.2.2 Following commencement of the Work and upon written request by the Contractor, the Owner shall furnish to the Contractor reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Contract when the Contractor is reasonably warranted in making such requests, including if (1) the Owner fails to make payments to the Contractor as the Contract Documents require; (2) the Contractor identifies in writing a reasonable concern regarding the Owner’s ability to make payment when due; or (3) a change in the Work materially changes the Contract Sum. If the Owner fails to provide such evidence, as required, within fourteen days of the Contractor’s request, the Contractor may immediately stop the Work and, in that event, shall notify the Owner that the Work has stopped. However, if the request is made because a change in the Work materially changes the Contract Sum under (3) above, the Contractor may immediately stop only that portion of the Work affected by the change until reasonable evidence is provided. If the Work is stopped under this Section 2.2.2, the Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable costs of shutdown, delay and start-up, plus interest as provided in the Contract Documents.

§ 2.2.3 After the Owner furnishes evidence of financial arrangements under this Section 2.2, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.

§ 2.2.4 Where the Owner has designated information furnished under this Section 2.2 as “confidential,” the Contractor shall keep the information confidential and shall not disclose it to any other person. However, the Contractor may disclose “confidential” information, after seven (7) days’ notice to the Owner, where disclosure is required by law, including a subpoena or other form of compulsory legal process issued by a court or governmental entity, or by court or arbitrator(s) order. The Contractor may also disclose “confidential” information to its employees, consultants, sureties, Subcontractors and their employees, Sub-subcontractors, and others who need to know the content of such information solely and exclusively for the Project and who agree to maintain the confidentiality of such information.

§ 2.3 Information and Services Required of the Owner

§ 2.3.1 Except for permits and fees that are the responsibility of the Contractor under the Contract Documents, including those required under Section 3.7.1, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

§ 2.3.2 The Owner shall retain an architect lawfully licensed to practice architecture, or an entity lawfully practicing architecture, in the jurisdiction where the Project is located. That person or entity is identified as the Architect in the Agreement and is referred to throughout the Contract Documents as if singular in number.

§ 2.3.3 If the employment of the Architect terminates, the Owner shall employ a successor to whom the Contractor has no reasonable objection and whose status under the Contract Documents shall be that of the Architect.

§ 2.3.4 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner and shall exercise proper precautions relating to the safe performance of the Work. Contractor shall notify Owner if it is aware that information is in error or not consistent with the Contract Documents.

§ 2.3.5 The Owner shall furnish information or services required of the Owner by the Contract Documents with reasonable promptness. The Owner shall also furnish any other information or services under the Owner’s control

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and relevant to the Contractor’s performance of the Work with reasonable promptness after receiving the Contractor’s written request for such information or services.

§ 2.3.6 Unless otherwise provided in the Contract Documents, the Owner shall furnish to the Contractor one copy of the Contract Documents for purposes of making reproductions pursuant to Section 1.5.2.

§ 2.4 Owner’s Right to Stop the Work

If the Contractor fails to correct Work that is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or repeatedly fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Section 6.1.3.

§ 2.5 Owner’s Right to Carry Out the Work

If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a ten-day period after receipt of notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such default or neglect. The Architect may, pursuant to Section 9.5.1, withhold or nullify a Certificate for Payment in whole or in part, to the extent reasonably necessary to reimburse the Owner for the reasonable cost of correcting such deficiencies, including Owner’s expenses and compensation for the Architect’s additional services made necessary by such default, neglect, or failure. If current and future payments are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner. If the Contractor disagrees with the actions of the Owner or the Architect, or the amounts claimed as costs to the Owner, the Contractor may file a Claim pursuant to Article 15.

ARTICLE 3   CONTRACTOR

§ 3.1 General

§ 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor shall designate in writing a representative who shall have express authority to bind the Contractor with respect to all matters under this Contract. The term “Contractor” means the Contractor or the Contractor’s authorized representative.

§ 3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.

§ 3.1.3 The Contractor shall not be relieved of its obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect’s administration of the Contract, or by tests, inspections or approvals required or performed by persons or entities other than the Contractor.

§ 3.2 Review of Contract Documents and Field Conditions by Contractor

§ 3.2.1 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed, and correlated personal observations with requirements of the Contract Documents.

§ 3.2.2 Because the Contract Documents are complementary, the Contractor shall, before starting each portion of the Work, carefully study and compare the various Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Section 2.3.4, shall take field measurements of any existing conditions related to that portion of the Work, and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating coordination and construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, the Contractor shall promptly report to the Architect and Owner any errors, inconsistencies or omissions discovered by or made known to the Contractor as a request for information. It is recognized that the Contractor’s review is made in the Contractor’s capacity as a contractor and not as a licensed design professional, or engineer unless otherwise specifically provided in the Contract Documents.

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§ 3.2.3 The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, but the Contractor shall promptly report to the Architect any nonconformity discovered by or made known to the Contractor as a request for information. It is recognized that the Contractor’s review is made in the Contractor’s capacity as a contractor and not as a licensed design professional or engineer, unless otherwise specifically provided in the Contract Documents.

§ 3.2.4 If the Contractor believes that additional cost or time is involved because of clarifications or instructions the Architect issues in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.2 or 3.2.3, the Contractor shall submit Claims as provided in Article 15. If the Contractor fails to perform the obligations of Sections 3.2.2 or 3.2.3, the Contractor shall pay such costs and damages to the Owner, subject to Section 15.1.7, as would have been avoided if the Contractor had performed such obligations. If the Contractor performs those obligations, the Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents, for differences between field measurements or conditions and the Contract Documents, or for nonconformities of the Contract Documents to applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities.

§ 3.3 Supervision and Construction Procedures

§ 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for, and have control over, construction means, methods, techniques, sequences, and procedures, and for coordinating all portions of the Work under the Contract. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences, or procedures, the Contractor shall evaluate the jobsite safety thereof and shall be solely responsible for the jobsite safety of such means, methods, techniques, sequences, or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely notice to the Owner and Architect, and shall propose alternative means, methods, techniques, sequences, or procedures. The Architect shall evaluate the proposed alternative solely for conformance with the design intent for the completed construction. Unless the Architect objects to the Contractor’s proposed alternative, the Contractor shall perform the Work using its alternative means, methods, techniques, sequences, or procedures.

§ 3.3.2 Subject to the limitations concerning damages contained in the Contract Documents, the Contractor shall be responsible to the Owner for damages to the extent caused by the acts and omissions of the Contractor’s employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for, or on behalf of, the Contractor or any of its Subcontractors.

§ 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ 3.4 Labor and Materials

§ 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

§ 3.4.2 Except in the case of minor changes in the Work approved by the Architect and approved by the Owner in accordance with Section 3.12.8 or ordered by the Architect in accordance with Section 7.4, the Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order or Construction Change Directive.

§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees and other persons carrying out the Work. The Contractor shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them.

§ 3.5 Warranty

§ 3.5.1 The Contractor warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless the Contract Documents require or permit otherwise. The Contractor further warrants that the Work will be performed in a good and workmanlike manner, conform to the requirements of the Contract

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Documents and will be free from defects and fit for its intended purpose. Work, materials, or equipment not conforming to these requirements shall be considered defective. The Contractor’s warranty excludes remedy for damage or defect caused by abuse, alterations to the Work not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment. The Contractor’s warranty to the Owner herein shall not be diminished by disclaimers or limitations in warranties furnished to the Contractor by Subcontractors, suppliers or manufacturers, whether or not such warranties are assigned by the Contractor to the Owner.

§ 3.5.2 All material, equipment, or other special warranties required by the Contract Documents shall be issued in the name of the Owner, or shall be transferable to the Owner, and shall commence in accordance with Section 9.8.4.

§ 3.6 Taxes

The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor that are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

§ 3.7 Permits, Fees, Notices and Compliance with Laws

§ 3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit as well as for other permits, fees, licenses, and inspections by government agencies necessary for proper execution and completion of the Work that are customarily secured after execution of the Contract and legally required at the time bids are received or negotiations concluded.

§ 3.7.2 The Contractor shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities applicable to performance of the Work.

§ 3.7.3 If the Contractor performs Work knowing it to be contrary to applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

§ 3.7.4 Concealed or Unknown Conditions

If the Contractor encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, the Contractor shall promptly provide notice to the Owner and the Architect before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if the Architect determines that they differ materially and cause an increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, will recommend that an equitable adjustment be made in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall promptly notify the Owner and Contractor, stating the reasons. If either party disputes the Architect’s determination or recommendation, that party may submit a Claim as provided in Article 15.

§ 3.7.5 If, in the course of the Work, the Contractor encounters human remains or recognizes the existence of burial markers, archaeological sites or wetlands not indicated in the Contract Documents, the Contractor shall immediately suspend any operations that would affect them and shall notify the Owner and Architect. Upon receipt of such notice, the Owner shall promptly take any action necessary to obtain governmental authorization required to resume the operations. The Contractor shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 15.

§ 3.8 Allowances

§ 3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct,

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but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.

§ 3.8.2 Unless otherwise provided in the Contract Documents,

.1 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

.2 Contractor’s costs for unloading and handling at the site, labor, installation costs, overhead, profit, and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances; and

.3 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.1 and (2) changes in Contractor’s costs under Section 3.8.2.2.

§ 3.8.3 Materials and equipment under an allowance shall be selected by the Owner with reasonable promptness.

§ 3.9 Superintendent

§ 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor.

§ 3.9.2 The Contractor, as soon as practicable after award of the Contract, shall notify the Owner and Architect of the name and qualifications of a proposed superintendent. Within 14 days of receipt of the information, the Architect may notify the Contractor, stating whether the Owner or the Architect (1) has reasonable objection to the proposed superintendent or (2) requires additional time for review. Failure of the Architect to provide notice within the 14-day period shall constitute notice of no reasonable objection.

§ 3.9.3 The Contractor shall not employ a proposed superintendent to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not change the superintendent without the Owner’s consent, which shall not unreasonably be withheld or delayed.

§ 3.10 Contractor’s Construction and Submittal Schedules

§ 3.10.1 The Contractor, at the time of its Guaranteed Maximum Price proposal, shall submit for the Owner’s and Architect’s information a Contractor’s construction schedule for the Work. The schedule shall contain detail appropriate for the Project, including (1) the date of commencement of the Work, interim schedule milestone dates, and the date of Substantial Completion; (2) an apportionment of the Work by construction activity; and (3) the time required for completion of each portion of the Work. The schedule shall provide for the orderly progression of the Work to completion and shall not exceed time limits current under the Contract Documents. The schedule shall be revised at appropriate intervals as required by the conditions of the Work and Project. The construction schedule shall be in Critical Path Method form, and shall reflect, for each activity, the duration in calendar days, the early start, late start, early finish and late finish dates, total float, and all logic ties. Float is for the benefit of the Project and may not be sequestered by either the Owner or the Contractor. The schedule agreed upon by the Contractor and the Owner as the baseline schedule shall thereafter be updated and revised as set forth in Section 3.10.3.

§ 3.10.2 The Contractor, promptly after execution of the Guaranteed Maximum Price Amendment, shall submit a submittal schedule for the Architect’s approval. The Architect’s approval shall not be unreasonably delayed or withheld. The submittal schedule shall (1) be coordinated with the Contractor’s construction schedule, and (2) allow the Architect reasonable time to review submittals. If the Contractor fails to submit a submittal schedule, or fails to provide submittals in accordance with the approved submittal schedule, or fails to account for customary time periods for review and action on submittals, the Contractor shall not be entitled to any increase in Contract Sum or extension of Contract Time based on the time required for review of submittals.

§ 3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect as set forth in this Section. The Contractor shall update the construction schedule on a monthly basis or as otherwise reasonably required by the Owner or the Architect to reflect current progress of the Work. In the event the Contractor’s updated schedule reflects the Work is not progressing adequately for the Contractor to achieve Substantial Completion within the Contract Time or otherwise achieve milestones agreed

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upon by the Contractor and the Owner, the Contractor shall make recommendations to the Owner and the Architect as to corrective measures The Contractor shall not be entitled to an adjustment of the Contract Time or Contract Sum based upon unilateral or unapproved revisions to the construction schedule. In updating the construction schedule, if the Contractor revises the logic or activity durations so as to affect the critical path, the Contractor shall notify the Owner for approval, which shall not be unreasonably withheld.

§ 3.11 Documents and Samples at the Site

The Contractor shall make available, at the Project site, the Contract Documents, including Change Orders, Construction Change Directives, and other Modifications, in good order and marked currently to indicate field changes and selections made during construction, and the approved Shop Drawings, Product Data, Samples, and similar required submittals. These shall be in electronic form or paper copy, available to the Architect and Owner, and delivered to the Architect for submittal to the Owner upon completion of the Work as a record of the Work as constructed.

§ 3.12 Shop Drawings, Product Data and Samples

§ 3.12.1 Shop Drawings are drawings, diagrams, schedules, and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier, or distributor to illustrate some portion of the Work.

§ 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams, and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

§ 3.12.3 Samples are physical examples that illustrate materials, equipment, or workmanship, and establish standards by which the Work will be judged.

§ 3.12.4 Shop Drawings, Product Data, Samples, and similar submittals are not Contract Documents. Their purpose is to demonstrate how the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents for those portions of the Work for which the Contract Documents require submittals. Review by the Architect is subject to the limitations of Section 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals that are not required by the Contract Documents may be returned by the Architect without action.

§ 3.12.5 The Contractor shall review for compliance with the Contract Documents, approve, and submit to the Architect, Shop Drawings, Product Data, Samples, and similar submittals required by the Contract Documents, in accordance with the submittal schedule approved by the Architect or, in the absence of an approved submittal schedule, with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of Separate Contractors.

§ 3.12.6 By submitting Shop Drawings, Product Data, Samples, and similar submittals, the Contractor represents to the Owner and Architect that the Contractor has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and (3) checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

§ 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples, or similar submittals, until the respective submittal has been approved by the Architect.

§ 3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from the requirements of the Contract Documents by the Architect’s approval of Shop Drawings, Product Data, Samples, or similar submittals, unless the Contractor has specifically notified the Architect of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples, or similar submittals, by the Architect’s approval thereof.

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§ 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples, or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such notice, the Architect’s approval of a resubmission shall not apply to such revisions.

§ 3.12.10 The Contractor shall not be required to provide professional services that constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor’s responsibilities for construction means, methods, techniques, sequences, and procedures. The Contractor shall not be required to provide professional services in violation of applicable law.

§ 3.12.10.1 If professional design services or certifications by a design professional related to systems, materials, or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall be entitled to rely upon the adequacy and accuracy of the performance and design criteria provided in the Contract Documents. The Contractor shall cause such services or certifications to be provided by an appropriately licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings, and other submittals prepared by such professional. Shop Drawings, and other submittals related to the Work, designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy and accuracy of the services, certifications, and approvals performed or provided by such design professionals, provided the Owner and Architect have specified to the Contractor the performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect will review and approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents.

§ 3.12.10.2 If the Contract Documents require the Contractor’s design professional to certify that the Work has been performed in accordance with the design criteria, the Contractor shall furnish such certifications to the Architect at the time and in the form specified by the Architect.

§ 3.13 Use of Site

The Contractor shall confine operations at the site to areas permitted by applicable laws, statutes, ordinances, codes, rules and regulations, lawful orders of public authorities, and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

§ 3.14 Cutting and Patching

§ 3.14.1 The Contractor shall be responsible for cutting, fitting, or patching required to complete the Work or to make its parts fit together properly. All areas requiring cutting, fitting, or patching shall be restored to the condition existing prior to the cutting, fitting, or patching, unless otherwise required by the Contract Documents.

§ 3.14.2 The Contractor, the Owner, or any separate contractor performing work on the Project shall not damage or endanger a portion of the Work or fully or partially completed construction of the other parties by cutting, patching, or otherwise altering such construction, or by excavation. The Owner or any separate contractor performing work on the Project shall not cut or otherwise alter construction by the other parties except with written consent of the affected party; such consent shall not be unreasonably withheld. The parties shall not unreasonably withhold their consent to any required or necessary cutting or other altering of the Work.

§ 3.15 Cleaning Up

§ 3.15.1 The Contractor shall keep the premises and surrounding area reasonably free from accumulation of waste materials and rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove waste materials, rubbish, the Contractor’s tools, construction equipment, machinery, and surplus materials from and about the Project.

§ 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so upon written notice, where reasonable, to the Contractor and the Owner shall be entitled to reimbursement from the Contractor.

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§ 3.16 Access to Work

The Contractor shall provide the Owner and Architect with access to the Work in preparation and progress wherever located.

§ 3.17 Royalties, Patents and Copyrights

The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process, or product of a particular manufacturer or manufacturers is required by the Contract Documents, or where the copyright violations are contained in Drawings, Specifications, or other documents prepared by the Owner or Architect.

§ 3.18 Indemnification

§ 3.18.1 To the fullest extent permitted by law, the Contractor shall defend, indemnify and hold harmless the Owner, its officers, and employees (“Owner Indemnitees”) from and against claims, causes of action, damages, losses, and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss, or expense is attributable to , bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), but only to the extent caused by the negligent acts or omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them, or anyone for whose acts they may be liable, regardless of whether or not such claim, cause of action, damage, loss, or expense is caused in part by any Owner Indemnitee, provided however that no Owner Indemnitee shall be entitled to defense or indemnity for that Owner Indemnitee’s negligence. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section 3.18.

§ 3.18.2 In claims against any person or entity indemnified under this Section 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them, or anyone for whose acts they may be liable, the indemnification obligation under Section 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation, or benefits payable by or for the Contractor or a Subcontractor under workers’ compensation acts, disability benefit acts, or other employee benefit acts.

ARTICLE 4   ARCHITECT

§ 4.1 General

§ 4.1.1 The Architect is the person or entity retained by the Owner pursuant to Section 2.3.2 and identified as such in the Agreement.

§ 4.1.2 Duties, responsibilities, and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified, or extended without written consent of the Owner, Contractor, and Architect. Consent shall not be unreasonably withheld.

§ 4.2 Administration of the Contract

§ 4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents and will be an Owner’s representative during construction until the date the Architect issues the final Certificate for Payment. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents.

§ 4.2.2 The Architect will visit the site at intervals appropriate to the stage of construction, or as otherwise agreed with the Owner, to become generally familiar with the progress and quality of the portion of the Work completed, and to determine in general if the Work observed is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will not have control over, charge of, or responsibility for the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor’s rights and responsibilities under the Contract Documents, except to the extent directed or specified by the Architect or as provided in Section 3.3.1.

§ 4.2.3 On the basis of the site visits, the Architect will keep the Owner reasonably informed about the progress and quality of the portion of the Work completed, and promptly report to the Owner (1) known deviations from the

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Contract Documents, (2) known deviations from the most recent construction schedule submitted by the Contractor, and (3) defects and deficiencies observed in the Work. The Architect will not be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of, and will not be responsible for acts or omissions of, the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.

§ 4.2.4 Communications

The Owner, in its discretion, shall promptly notify the Architect of the substance of any direct communications between the Owner and the Contractor regarding the Architect’s services or professional responsibilities relating to the Project. Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with Subcontractors and suppliers shall be through the Contractor. Communications by and with Separate Contractors shall be through the Owner. The Contract Documents may specify other communication protocols.

§ 4.2.5 Based on the Architect’s evaluations of the Contractor’s Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

§ 4.2.6 The Architect has authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Sections 13.4.2 and 13.4.3, whether or not the Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ 4.2.7 The Architect will review and approve, or take other appropriate action upon, the Contractor’s submittals such as Shop Drawings, Product Data, and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect’s action will be taken in accordance with the submittal schedule approved by the Architect or, in the absence of an approved submittal schedule, with reasonable promptness while allowing sufficient time in the Architect’s professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect’s review of the Contractor’s submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5, and 3.12. The Architect’s review shall not constitute approval of safety precautions or of any construction means, methods, techniques, sequences, or procedures. The Architect’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

§ 4.2.8 The Contractor will prepare Change Orders, the Owner or Architect will prepare Construction Change Directives, and the Owner or Architect may order minor changes in the Work as provided in Section 7.4. The Architect will investigate and make recommendations regarding concealed and unknown conditions as provided in Section 3.7.4.

§ 4.2.9 The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion; issue Certificates of Substantial Completion pursuant to Section 9.8; receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor pursuant to Section 9.10; and issue a final Certificate for Payment pursuant to Section 9.10.

§ 4.2.10 If the Owner and Architect agree, the Architect will provide one or more Project representatives to assist in carrying out the Architect’s responsibilities at the site. The Owner shall notify the Contractor of any change in the duties, responsibilities and limitations of authority of the Project representatives.

§ 4.2.11 Subject to the provisions of Article 15, the Architect will interpret and decide matters concerning requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness.

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§ 4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of, and reasonably inferable from, the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor and will not show partiality to either.

§ 4.2.13 The Architect’s decisions on matters relating to aesthetic effect will be consistent with the intent expressed in the Contract Documents.

§ 4.2.14 The Architect will review and respond to requests for information about the Contract Documents. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If appropriate, the Architect will prepare and issue supplemental Drawings and Specifications in response to the requests for information.

ARTICLE 5   SUBCONTRACTORS

§ 5.1 Definitions

§ 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term “Subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term “Subcontractor” does not include a Separate Contractor or the subcontractors of a Separate Contractor.

§ 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term “Sub-subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

§ 5.2 Award of Subcontracts and Other Contracts for Portions of the Work

§ 5.2.1 The Contractor, at the time of its Guaranteed Maximum Price Proposal, shall notify the Owner and Architect of the persons or entities proposed for each principal portion of the Work, including those who are to furnish materials or equipment fabricated to a special design.

§ 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

§ 5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall revise its Guaranteed Maximum Price proposal to propose another to whom the Owner or Architect has no reasonable objection.

§ 5.2.4 The Contractor shall not substitute a Subcontractor, person, or entity for one previously selected if the Owner or Architect makes reasonable objection to such substitution.

§ 5.3 Subcontractual Relations

By appropriate written agreement, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work that the Contractor, by these Contract Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, shall expressly name the Owner as an intended third-party beneficiary, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies, and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

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§ 5.4 Contingent Assignment of Subcontracts

§ 5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner, provided that

.1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Section 14.2 and only for those subcontract agreements that the Owner accepts by notifying the Subcontractor and Contractor; and

.2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

When the Owner accepts the assignment of a subcontract agreement, the Owner assumes the Contractor’s rights and obligations under the subcontract relating to Work performed after the effective date of the assignment, but shall not be responsible to the Subcontractor for any failure of the Contractor to perform its obligations towards the Subcontractor, including as to payment, prior to the effective date of the assignment provided Owner has made payment for Subcontractors work.

§ 5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor’s compensation shall be equitably adjusted for increases in cost resulting from the suspension.

§ 5.4.3 Upon assignment to the Owner under this Section 5.4, the Owner may further assign the subcontract to a successor contractor or other entity, subject to the approval of the affected Subcontractor, which shall not be unreasonably withheld.

ARTICLE 6   CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

§ 6.1 Owner’s Right to Perform Construction and to Award Separate Contracts

§ 6.1.1 The term “Separate Contractor(s)” shall mean other contractors retained by the Owner under separate agreements. The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces, and with Separate Contractors retained under Conditions of the Contract identical or substantially similar to those of this Contract, including those provisions of the Conditions of the Contract related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Article 15.

§ 6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term “Contractor” in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

§ 6.1.3 The Owner and Contractor shall mutually coordinate the activities of the Owner’s own forces and of each Separate Contractor with the Work of the Contractor. The Contractor and Owner shall mutually coordinate the construction schedules with the activities of the Owner and the other separate contractors. The Contractor shall make reasonable revisions to its construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, Separate Contractors, and the Owner until subsequently revised.

§ 6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces or with Separate Contractors, the Owner or its Separate Contractors shall have the same obligations and rights that the Contractor has under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6, and Articles 10, 11, and 12.

§ 6.2 Mutual Responsibility

§ 6.2.1 The Contractor shall afford the Owner and Separate Contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities. The Contractor, Owner, or separate contractor shall connect and coordinate their respective construction and operations with theirs as required by the Contract Documents.

§ 6.2.2 If part of the Contractor’s, Owner’s or Separate Contractor’s work on the project depends for proper execution or results upon construction or operations by another party, the respective party shall, prior to proceeding with that portion of the Work, promptly notify the Architect of apparent discrepancies or defects in the construction or operations by the party who performed that preceding work that would render it unsuitable for proper execution

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and results. Failure of the respective party to notify the Architect of apparent discrepancies or defects prior to proceeding with the Work shall constitute an acknowledgment that the other party’s completed or partially completed construction is fit and proper to receive the subsequent/respective party’s work, except as to defects then not reasonably discoverable.

§ 6.2.3 The Contractor shall reimburse the Owner for costs the Owner incurs that are payable to a Separate Contractor because of the Contractor’s delays, improperly timed activities or defective construction. The Owner shall be responsible to the Contractor for costs the Contractor incurs because of a Separate Contractor’s delays, improperly timed activities, damage to the Work or defective construction.

§ 6.2.4 The Contractor, Owner, or a Separate Contractor shall promptly remedy damage that the party wrongfully causes to completed or partially completed construction or to property of the Contractor, Owner or Separate Contractor as provided in Section 10.2.5.

§ 6.2.5 The Owner and each Separate Contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14.

§ 6.3 Owner’s Right to Clean Up

If a dispute arises among the Contractor, Separate Contractors, and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and assert a Claim for the cost against those responsible.

ARTICLE 7   CHANGES IN THE WORK

§ 7.1 General

§ 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

§ 7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor, and Architect. A Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor. An order for a minor change in the Work may be issued by the Architect alone with the Owner’s approval.

§ 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents. The Contractor shall proceed promptly with changes in the Work, unless otherwise provided in the Change Order, Construction Change Directive, or order for a minor change in the Work.

§ 7.2 Change Orders

§ 7.2.1 A Change Order is a written instrument prepared by the Contractor and signed by the Owner, Contractor, and Architect stating their agreement upon all of the following:

.1 The change in the Work;

.2 The amount of the adjustment, if any, in the Contract Sum; and

.3 The extent of the adjustment, if any, in the Contract Time.

§ 7.3 Construction Change Directives

§ 7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions, or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

§ 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

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.1 Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2 Unit prices stated in the Contract Documents or subsequently agreed upon;

.3 Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee.

§ 7.3.4 If the Contractor disagrees with the adjustment in the Contract Sum and/or the Contract Time, the Contractor may make a Claim in accordance with applicable provisions of Article 15.

§ 7.3.5 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

§ 7.3.6 A Construction Change Directive signed by the Contractor indicates the Contractor’s agreement therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ 7.3.7 Pending final determination of the total cost of a Construction Change Directive to the Owner, the Contractor may request payment for Work completed under the Construction Change Directive in Applications for Payment. The Architect will make an interim recommendation for purposes of monthly certification for payment for those costs and certify for payment the amount that the Architect determines, in the Architect’s professional judgment, to be reasonably justified. The Architect’s interim recommendation of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a Claim in accordance with Article 15.

§ 7.3.10 When the Owner and Contractor agree with a recommendation made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Architect will prepare a Change Order. Change Orders may be issued for all or any part of a Construction Change Directive.

§ 7.4 Minor Changes in the Work

The Architect may, with the approval of the Owner, order minor changes in the Work that are consistent with the intent of the Contract Documents and do not involve an adjustment in the Contract Sum or an extension of the Contract Time. The Architect’s order for minor changes shall be in writing. If the Contractor believes that the proposed minor change in the Work will affect the Contract Sum or Contract Time, the Contractor shall notify the Architect and shall not proceed to implement the change in the Work.

ARTICLE 8   TIME

§ 8.1 Definitions

§ 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

§ 8.1.2 The date of commencement of the Work is the date established in the Agreement.

§ 8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Section 9.8.

§ 8.1.4 The term “day” as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

§ 8.2 Progress and Completion

§ 8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement, the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

§ 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, commence the Work prior to the effective date of insurance required to be furnished by the Contractor and Owner.

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§ 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

§ 8.3 Delays and Extensions of Time

§ 8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by unforeseeable event not within the reasonable control of the Contractor or anyone for whom the Contractor is responsible, and not concurrent with any delay for which the Contractor or anyone for whom the Contractor is responsible, the Contractor may request an extension of the Contract Time and increase in the Guarantee Maximum Price. For purposes of this Section 8.3, the extent to which the coronavirus (COVID-19) pandemic may delay or impact the progress of the Work is unforeseeable and not within the reasonable control of the Contractor or anyone for whom the Contractor is responsible, provided that the Contractor and those for whom the Contractor is responsible engage in reasonable pandemic response site safety measures as set forth in Section 10.1 The Contractor’s request shall include a written narrative and schedule analysis demonstrating that the critical path of the schedule has been impacted by the event, the extent of the impact, the lack of concurrency with any Contractor delay, and the Contractor’s planned performance in light of the event and impact. The Contract Time shall be extended only for the number of calendar days that the critical path has been extended due to the impact of the event after using available schedule float. The Owner and Contractor shall thereafter execute a Change Order adjusting the Contract Time and revising the schedule as appropriate in accordance with Section 3.10.3.

§ 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Article 15 and this Section 8.3.

§ 8.3.3 To the extent that Contractor reasonably incurs an increase in the cost of performing the Work (including, without limitation, extended or additional general conditions costs) as a result of delays to the performance of the Work caused by an event described in Section 8.3.1 (each hereinafter an “Excusable Delay”), Contractor may seek an adjustment to the Guaranteed Maximum Price provided that: (i) the costs cannot be reasonably mitigated by Contractor; (ii) the adjustment is limited to the impacts of the Excusable Delay(s) (exclusive of any concurrent delays on the part of Contractor); and (iii) the cost adjustment shall only apply to the extent that the combined impact of all Excusable Delays exceeds twenty (20) days in total. With respect to any claim by the Contractor for an adjustment to the Guaranteed Maximum Price arising from any alleged Excusable Delay, all any related impact, cumulative impact, acceleration, disruption, loss of productivity or other related claims shall be presented and resolved in a single Change Order relating to such event, and the Contractor may not separately resolve the claimed “direct costs” without also resolving and compromising the claimed “indirect costs”, whether known or unknown at the time of resolution of the Change Order.

ARTICLE 9   PAYMENTS AND COMPLETION

§ 9.1 Contract Sum

§ 9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

§ 9.1.2 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed so that application of such unit prices to the actual quantities causes substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

§ 9.2 Schedule of Values

The Contractor shall submit a schedule of values to the Owner and Architect with its Guaranteed Maximum Price proposal, allocating the entire Guaranteed Maximum Price to the various portions of the Work. The schedule of values shall be prepared in the form, and supported by the data to substantiate its accuracy, required by the Architect. This schedule, unless objected to by the Owner or Architect, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

§ 9.3 Applications for Payment

§ 9.3.1 On or after the first business day of each calendar month, the Contractor shall submit to the Owner and Architect an itemized Application for Payment prepared in accordance with the schedule of values, for completed portions of the Work. The application shall be notarized, if required, and supported by all data substantiating the Contractor’s right to payment that the Owner or Architect require, such as copies of requisitions, and releases and

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waivers of liens from Subcontractors and suppliers, and shall reflect retainage if provided for in the Contract Documents.

§ 9.3.1.1 As provided in Section 7.3.7, such applications may include requests for payment on account of changes in the Work that have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

§ 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Contractor does not intend to pay a Subcontractor or supplier, unless such Work has been performed by Contractor or others whom the Contractor intends to pay.

§ 9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage, and transportation to the site, for such materials and equipment stored off the site.

§ 9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor’s knowledge, information, and belief, be free and clear of liens, claims, security interests, or encumbrances, in favor of the Contractor, Subcontractors, suppliers, or other persons or entities that provided labor, materials, and equipment relating to the Work.

§ 9.4 Certificates for Payment

§ 9.4.1 The Owner or Architect will, within fourteen days after receipt of the Contractor’s Application for Payment, either (1) issue a Certificate for Payment in the full amount of the Application for Payment, with a copy to the Contractor; or (2) issue a Certificate for Payment for such amount as the Owner or Architect determines is properly due, and notify the Contractor in a writing that describes in detail the Owner’s or Architect’s reasons for withholding certification in part as provided in Section 9.5.1; or (3) withhold certification of the entire Application for Payment, and notify the Contractor in a writing that describes in detail the Owner’s or Architect’s reason for withholding certification in whole as provided in Section 9.5.1. For purposes of Arizona Prompt Pay Act compliance, any Owner/Architect certification made within fourteen days shall be deemed to have occurred on the fourteenth day after receipt of the Contractor’s Application for Payment.

§ 9.4.2 The issuance of a Certificate for Payment by the Architect will constitute a representation by the Architect to the Owner, based on the Architect’s evaluation of the Work and the data in the Application for Payment, that, to the best of the Architect’s knowledge, information, and belief, the Work has progressed to the point indicated, the quality of the Work is in accordance with the Contract Documents, and that the Contractor is entitled to payment in the amount certified. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion, and to specific qualifications expressed by the Architect. However, the issuance of a Certificate for Payment by the Architect or Owner will not be a representation that the Architect or Owner has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work; (2) reviewed construction means, methods, techniques, sequences, or procedures; (3) reviewed copies of requisitions received from Subcontractors and suppliers and other data requested by the Owner to substantiate the Contractor’s right to payment; or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

§ 9.5 Decisions to Withhold Certification

§ 9.5.1 The Owner or Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Owner’s or Architect’s opinion the representations required by Section 9.4.2 cannot be made. If the Owner or Architect is unable to certify payment in the amount of the Application, the Owner or Architect will notify the Contractor as provided in Section 9.4.1. If the Contractor and Owner cannot agree on a revised amount, the Owner or Architect will promptly issue a Certificate for Payment for

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the amount for which the Owner or Architect is able to make such representations. The Owner or Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Owner’s or Architect’s opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Section 3.3.2, because of

.1	defective Work not remedied;
.2	third party claims filed or reasonable evidence indicating probable filing of such claims, unless security acceptable to the Owner is provided by the Contractor;
.3	failure of the Contractor to make payments properly to Subcontractors or suppliers for labor, materials or equipment;
.4	reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;
.5	damage to the Owner or a Separate Contractor;
.6	reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or
.7	repeated failure to carry out the Work in accordance with the Contract Documents.

§ 9.5.2 When either party disputes the Architect’s decision regarding a Certificate for Payment under Section 9.5.1, in whole or in part, that party may submit a Claim in accordance with Article 15.

§ 9.5.3 When the reasons for withholding certification are removed, certification will be made for amounts previously withheld.

§ 9.5.4 If the Architect withholds certification for payment under Section 9.5.1.3, the Owner may, at its sole option, issue joint checks to the Contractor and to any Subcontractor or supplier to whom the Contractor failed to make payment for Work properly performed or material or equipment suitably delivered. If the Owner makes payments by joint check, the Owner shall notify the Architect and the Contractor shall reflect such payment on its next Application for Payment.

§ 9.6 Progress Payments

§ 9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

§ 9.6.2 The Contractor shall pay each Subcontractor, no later than seven days after receipt of payment from the Owner, the amount to which the Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of the Subcontractor’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

§ 9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

§ 9.6.4 The Owner has the right to request written evidence from the Contractor that the Contractor has properly paid Subcontractors and suppliers amounts paid by the Owner to the Contractor for subcontracted Work. If the Contractor fails to furnish such evidence within seven days, the Owner shall have the right to contact Subcontractors and suppliers to ascertain whether they have been properly paid. Neither the Owner nor Architect shall have an obligation to pay, or to see to the payment of money to, a Subcontractor or supplier, except as may otherwise be required by law.

§ 9.6.5 The Contractor’s payments to suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.

§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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§ 9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors or provided by suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, create any fiduciary liability or tort liability on the part of the Contractor for breach of trust, or entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

§ 9.6.8 Provided the Owner has fulfilled its payment obligations under the Contract Documents, the Contractor shall, upon written notice from the Owner of receipt of a lien claim against the Project property, and within ten (10) days of such notice, cause the lien to be removed from attachment to the property by means of payment or lien release bond or other available means.

§ 9.7 Failure of Payment

If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor’s Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents, the amount certified by the Architect or awarded by binding dispute resolution, then the Contractor may, upon seven additional days’ notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable costs of shutdown, delay and start-up, plus interest as provided for in the Contract Documents.

§ 9.8 Substantial Completion

§ 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use.

§ 9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect and Owner a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

§ 9.8.3 Upon receipt of the Contractor’s list, the Architect or Owner will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect’s or Owner’s inspection discloses any item, whether or not included on the Contractor’s list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect or Owner. In such case, the Contractor shall then submit a request for another inspection by the Architect or Owner to determine Substantial Completion.

§ 9.8.4 When the Work or designated portion thereof is substantially complete, the Architect or Owner will prepare a Certificate of Substantial Completion that shall establish the date of Substantial Completion; establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance; and fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

§ 9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in the Certificate. Upon such acceptance, and consent of surety if any, the Owner shall make payment of retainage applying to the Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

§ 9.9 Partial Occupancy or Use

§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer and authorized by public authorities having jurisdiction over the Project. Such partial occupancy or

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use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect or Owner as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by reasonable decision of the Architect.

§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor, and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

§ 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

§ 9.10 Final Completion and Final Payment

§ 9.10.1 Upon receipt of the Contractor’s notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection. When the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Owner or Architect will promptly issue a final Certificate for Payment.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner and Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect, (3) a written statement that the Contractor knows of no reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment, (5) documentation of any special warranties, such as manufacturers’ warranties or specific Subcontractor warranties, and (6) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts and releases and waivers of liens, claims, security interests, or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien, claim, security interest, or encumbrance.

§ 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed, corrected, and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of the surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of Claims.

§ 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from

.1	liens, Claims, security interests, or encumbrances arising out of the Contract and unsettled;
.2	failure of the Work to comply with the requirements of the Contract Documents;
.3	terms of special warranties required by the Contract Documents; or
.4	audits performed by the Owner, if permitted by the Contract Documents, after final payment.

§ 9.10.5 Acceptance of final payment by the Contractor, a Subcontractor, or a supplier, shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

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ARTICLE 10   PROTECTION OF PERSONS AND PROPERTY

§ 10.1 Safety Precautions and Programs

The Contractor shall be responsible for initiating, maintaining, and supervising all safety precautions and programs in connection with the performance of the Contract. The Contractor shall, prior to starting any Work on the Site, prepare and provide for the Owner’s and Architect’s information, the Contractor’s coronavirus (COVID-19) pandemic response site safety procedures to apply to and be followed by personnel of the Contractor, Subcontractors, and all other persons present at the Site. The Contractor shall implement these procedures during the course of all activity on Site. The Contractor shall take reasonable measures to educate itself as to evolving best practices in pandemic response site safety procedures and shall modify its procedures accordingly. The Owner recognizes that the Contractor cannot assure the absence of coronavirus (COVID-19) infection on Site, but the Contractor shall use its best efforts to protect the Site and mitigate the impact of the pandemic on the Site.

§ 10.2 Safety of Persons and Property

§ 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury, or loss to

.1	employees on the Work and other persons who may be affected thereby;
.2	the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody, or control of the Contractor, a Subcontractor, or a Sub-subcontractor; and
.3

other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures, and utilities not designated for removal, relocation, or replacement in the course of construction.

§ 10.2.2 The Contractor shall comply with, and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, bearing on safety of persons or property or their protection from damage, injury, or loss.

§ 10.2.3 The Contractor shall implement, erect, and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards; promulgating safety regulations; and notifying the owners and users of adjacent sites and utilities of the safeguards.

§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment, or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

§ 10.2.5 The Contractor shall promptly remedy damage and loss to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2 and 10.2.1.3. The Contractor may make a Claim for the cost to remedy the damage or loss to the extent such damage or loss is attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.

§ 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

§ 10.2.7 The Contractor shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition.

§ 10.2.8 Injury or Damage to Person or Property

If either party suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, notice of the injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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§ 10.3 Hazardous Materials and Substances

For purpose of this Section 10.3 and the coronavirus (COVID-19) pandemic, neither the virus nor any person infected by the virus shall be considered a hazardous material or substance, rather, safety of persons and property shall be addressed as set forth in Section 10.1, and relief resulting from delays or suspension of the Work resulting from the pandemic shall be addressed as set forth in Sections 8.3, 14.1 and 14.3, as applicable.

§ 10.3.1 The Contractor is responsible for all hazardous materials brought to the Project site by the Contractor, any Subcontractor, supplier or any person or entity for which the Contractor is responsible and for compliance with any requirements included in the Contract Documents regarding hazardous materials or substances. If the Contractor encounters a hazardous material or substance not brought to the Project site and not addressed in the Contract Documents and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and notify the Owner and Architect of the condition.

§ 10.3.2 Upon receipt of the Contractor’s notice, the Owner and Architect shall investigate, and, as appropriate, shall obtain the services of a licensed laboratory or if the Contractor is willing and able to hire a third party, shall verify the presence absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, cause it to be rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of the material or substance or who are to perform the task of removal or safe containment of the material or substance. When the conditions prompting the suspension of Work have been adequately addressed, Work in the affected area shall resume.

§ 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect’s consultants, and agents and employees of any of them from and against claims, damages, losses, and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss, or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), except to the extent that such damage, loss, or expense is due to the fault or negligence of the party seeking indemnity.

§ 10.3.4 The Owner shall not be responsible under this Section 10.3 for hazardous materials or substances the Contractor brings to the site unless such materials or substances are required by the Contract Documents. The Owner shall be responsible for hazardous materials or substances required by the Contract Documents, except to the extent of the Contractor’s fault or negligence in the use and handling of such materials or substances.

§ 10.3.5 The Contractor shall reimburse the Owner for the cost and expense the Owner incurs for remediation of hazardous materials or substances the Contractor brings to the site and negligently handles.

§ 10.3.6 If, without negligence on the part of the Contractor, the Contractor is held liable by a government agency for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall reimburse the Contractor for all cost and expense thereby incurred.

§ 10.4 Emergencies

In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s discretion, to prevent threatened damage, injury, or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Article 15 and Article 7.

ARTICLE 11   INSURANCE

§ 11.1 Contractor’s Insurance

§ 11.1.1 The Contractor shall purchase and maintain insurance of the types and limits of liability, containing the endorsements, and subject to the terms and conditions, as described in the Agreement or elsewhere in the Contract Documents. The Contractor shall purchase and maintain the required insurance from an insurance company or insurance companies lawfully authorized to issue insurance in the jurisdiction where the Project is located. The

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Owner, Architect, and Architect’s consultants shall be named as additional insureds under the Contractor’s commercial general liability policy or as otherwise described in the Contract Documents.

§ 11.1.2 The Contractor shall provide surety bonds of the types, for such penal sums, and subject to such terms and conditions as required by the Contract Documents. The Contractor shall purchase and maintain the required bonds from a company or companies lawfully authorized to issue surety bonds in the jurisdiction where the Project is located.

§ 11.1.3 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall authorize a copy to be furnished.

§ 11.1.4 The Contractor shall cause the commercial liability coverage required by the Contract Documents to include the Owner as an additional insured for claims caused in whole or in part by the Contractor’s negligent acts or omissions during the Contractor’s operations and the Contractor’s completed operations.

§ 11.2 Owner’s Insurance

§ 11.2.1 The Owner shall purchase and maintain insurance of the types and limits of liability, containing the endorsements, and subject to the terms and conditions, as described in the Agreement or elsewhere in the Contract Documents. The Owner shall purchase and maintain the required insurance from an insurance company or insurance companies lawfully authorized to issue insurance in the jurisdiction where the Project is located.

§ 11.2.2 Failure to Purchase Required Property Insurance. If the Owner fails to purchase and maintain the required property insurance, with all of the coverages and in the amounts described in the Agreement or elsewhere in the Contract Documents, the Owner shall inform the Contractor in writing prior to commencement of the Work. Upon receipt of notice from the Owner, the Contractor may delay commencement of the Work and may obtain insurance that will protect the interests of the Contractor, Subcontractors, and Sub-Subcontractors in the Work. When the failure to provide coverage has been cured or resolved, the Contract Sum and Contract Time shall be equitably adjusted. In the event the Owner fails to procure coverage, the Owner waives all rights against the Contractor, Subcontractors, and Sub-subcontractors to the extent the loss to the Owner would have been covered by the insurance to have been procured by the Owner. The cost of the insurance shall be charged to the Owner by a Change Order. If the Owner does not provide written notice, and the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain the required insurance, the Owner shall reimburse the Contractor for all reasonable costs and damages attributable thereto.

§ 11.2.3 [Intentionally deleted.]

§ 11.3 Waivers of Subrogation

§ 11.3.1 The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents, and employees, each of the other; (2) the Architect and Architect’s consultants; and (3) Separate Contractors, if any, and any of their subcontractors, sub-subcontractors, agents, and employees, for damages caused by fire, or other causes of loss, to the extent those losses are covered by property insurance required by the Agreement or other property insurance applicable to the Project, except such rights as they have to proceeds of such insurance. The Owner or Contractor, as appropriate, shall require similar written waivers in favor of the individuals and entities identified above from the Architect, Architect’s consultants, Separate Contractors, subcontractors, and sub-subcontractors. The policies of insurance purchased and maintained by each person or entity agreeing to waive claims pursuant to this section 11.3.1 shall not prohibit this waiver of subrogation. This waiver of subrogation shall be effective as to a person or entity (1) even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, (2) even though that person or entity did not pay the insurance premium directly or indirectly, or (3) whether or not the person or entity had an insurable interest in the damaged property.

§ 11.3.2 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, to the extent permissible by such policies, the Owner waives all rights in

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accordance with the terms of Section 11.3.1 for damages caused by fire or other causes of loss covered by this separate property insurance.

§ 11.4 Loss of Use, Business Interruption, and Delay in Completion Insurance

The Owner, at the Owner’s option, may purchase and maintain insurance that will protect the Owner against loss of use of the Owner’s property, or the inability to conduct normal operations, due to fire or other causes of loss. The Owner waives all rights of action against the Contractor and Architect for loss of use of the Owner’s property, due to fire or other hazards however caused. If the Contractor requests in writing that insurance for risks other than those described herein or special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance. Additional cost associated for such insurance shall be equitably charged and prorated to the party or parties benefiting from such insurance.

§11.5 Adjustment and Settlement of Insured Loss

§ 11.5.1 A loss insured under the property insurance required by the Agreement shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section 11.5.2. The Owner shall pay the Architect and Contractor their just shares of insurance proceeds received by the Owner, and by appropriate agreements the Architect and Contractor shall make payments to their consultants and Subcontractors in similar manner.

§ 11.5.2 Prior to settlement of an insured loss, the Owner shall notify the Contractor of the terms of the proposed settlement as well as the proposed allocation of the insurance proceeds. The Contractor shall have 14 days from receipt of notice to object to the proposed settlement or allocation of the proceeds. If the Contractor does not object, the Owner shall settle the loss and the Contractor shall be bound by the settlement and allocation. Upon receipt, the Owner shall deposit the insurance proceeds in a separate account and make the appropriate distributions. Thereafter, if no other agreement is made or the Owner does not terminate the Contract for convenience, the Owner and Contractor shall execute a Change Order for reconstruction of the damaged or destroyed Work in the amount allocated for that purpose. If the Contractor timely objects to either the terms of the proposed settlement or the allocation of the proceeds, the Owner may proceed to settle the insured loss, and any dispute between the Owner and Contractor arising out of the settlement or allocation of the proceeds shall be resolved pursuant to Article 15. Pending resolution of any dispute, the Owner may issue a Construction Change Directive for the reconstruction of the damaged or destroyed Work.

§ 11.5.3 The Owner, as fiduciary, shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after written notification to the parties in interest of the proposed adjustment or settlement; if such objection is made, the dispute shall be resolved in the manner selected by the Owner and Contractor as the method of binding dispute resolution in the Agreement. If the Owner and Contractor have selected arbitration as the method of binding dispute resolution, the Owner as fiduciary shall make settlement with insurers or, in the case of a dispute over distribution of insurance proceeds, in accordance with the directions of the arbitrators.

§ 11.5.4 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Article 11. The Contractor has no obligation to inspect or review each policy provided to the Contractor from the Owner for conformance with the requirements of this Article. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days after Owner provides written notice to the Contractor. The failure of the Owner to file with the Contractor a copy of each policy that includes insurance coverage required by this Article does not relieve the Owner from the responsibilities or obligations of such policy(s).

ARTICLE 12   UNCOVERING AND CORRECTION OF WORK

§ 12.1 Uncovering of Work

§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s written request or to requirements specifically expressed in the Contract Documents, it must, if requested in writing by the Architect, be uncovered for the Architect’s examination and be replaced at the Contractor’s expense without change in the Contract Time.

§ 12.1.2 If a portion of the Work has been covered that the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such

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Work is in accordance with the Contract Documents, the costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Contract Documents, the costs of uncovering the Work, and the cost of correction, shall be at the Contractor’s expense unless the condition was caused by the Owner or a Separate Contractor in which event the Owner shall be responsible for payment of such costs.

§ 12.2 Correction of Work

§ 12.2.1 Before Substantial Completion

The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, discovered before Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections made necessary thereby, shall be at the Contractor’s expense.

§ 12.2.2 After Substantial Completion

§ 12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of any applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of notice from the Owner to do so, unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. of this 12.2.2 warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Section 2.5.

§ 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work.

§ 12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Section 12.2.

§ 12.2.3 The Contractor shall remove from the site portions of the Work that are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

§ 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction of the Owner or Separate Contractors, whether completed or partially completed, caused by the Contractor’s correction or removal of Work that is not in accordance with the requirements of the Contract Documents.

§ 12.2.5 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations the Contractor has under the Contract Documents. Establishment of the one-year period for correction of Work as described in Section 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor’s liability with respect to the Contractor’s obligations other than specifically to correct the Work.

§ 12.3 Acceptance of Nonconforming Work

If the Owner prefers to accept Work that is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced by Change Order as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13   MISCELLANEOUS PROVISIONS

§ 13.1 Governing Law

The Contract shall be governed by the law of the place where the Project is located.

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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§ 13.2 Successors and Assigns

§ 13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns, and legal representatives to covenants, agreements, and obligations contained in the Contract Documents. Except as provided in Section 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other, which consent shall not unreasonably be withheld. If either party attempts to make an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

§ 13.2.2 The Owner may, without consent of the Contractor, assign the Contract to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate the assignment so far as such assignments do not materially change the rights and obligations of the parties contained in the Contract Documents.

§ 13.3 Rights and Remedies

§ 13.3.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights, and remedies otherwise imposed or available by law.

§ 13.3.2 No action or failure to act by the Owner, Architect, or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed upon in writing.

§ 13.4 Tests and Inspections

§ 13.4.1 Tests, inspections, and approvals of portions of the Work shall be made as required by the Contract Documents and by applicable laws, statutes, ordinances, codes, rules, and regulations or lawful orders of public authorities. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections, and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections, and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections, or approvals that do not become requirements until after bids are received or negotiations concluded. The Owner shall directly arrange and pay for tests, inspections, or approvals where building codes or applicable laws or regulations so require.

§ 13.4.2 If the Architect, Owner, or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection, or approval not included under Section 13.4.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection, or approval, by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Section 13.4.3, shall be at the Owner’s expense.

§ 13.4.3 If procedures for testing, inspection, or approval under Sections 13.4.1 and 13.4.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure, including those of repeated procedures and compensation for the Architect’s services and expenses, shall be at the Contractor’s expense.

§ 13.4.4 Required certificates of testing, inspection, or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

§ 13.4.5 If the Architect is to observe tests, inspections, or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

§ 13.4.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

§ 13.5 Interest

Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at the rate the parties agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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§ 13.6 Written Notice

§ 13.6.1 Written notice requiring action or response within a time frame per the Contract Documents, statements, actions, correspondence, direction, or requests by the parties to the Contract Documents that are required to be in writing may be personally served or sent by United States mail, email, facsimile, or other reputable courier service.

ARTICLE 14   TERMINATION OR SUSPENSION OF THE CONTRACT

§ 14.1 Termination by the Contractor

§ 14.1.1 The Contractor may terminate the Contract upon seven days’ written notice if the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor, a Subcontractor, a Sub-subcontractor, their agents or employees, or any other persons or entities performing portions of the Work, for any of the following reasons:

.1	Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped, including as a result of the coronavirus (COVID-19) pandemic; or
.2	An act of government, such as a declaration of national emergency, that requires all Work to be stopped, including as a result of the coronavirus (COVID-19) pandemic;
.3

Because the Architect or Owner has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Section 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents; or

.4 The Owner has failed to furnish to the Contractor reasonable evidence as required by Section 2.2.

§ 14.1.2 The Contractor may terminate the Contract if, through no act or fault of the Contractor, a Subcontractor, a Sub-subcontractor, their agents or employees, or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays, or interruptions of the entire Work by the Owner as described in Section 14.3, constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

§ 14.1.3 If one of the reasons described in Section 14.1.1 or 14.1.2 exists, the Contractor may, upon seven days’ notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed, as well as reasonable overhead and profit on Work not executed, and costs incurred by reason of such termination.

§ 14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor, a Subcontractor, a Sub-subcontractor, or their agents or employees or any other persons or entities performing portions of the Work because the Owner has repeatedly failed to fulfill the Owner’s obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days’ notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Section 14.1.3.

§ 14.2 Termination by the Owner for Cause

§ 14.2.1 The Owner may terminate the Contract if the Contractor

.1 repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

.2 fails to make payment to Subcontractors or suppliers in accordance with the respective agreements between the Contractor and the Subcontractors or suppliers;

.3 repeatedly disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority; or

.4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

§ 14.2.2 When any of the reasons described in Section 14.2.1 exist, the Owner may, without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor’s surety, if any, seven days’ notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

.1	Exclude the Contractor from the site and take possession of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;
.2	Accept assignment of subcontracts pursuant to Section 5.4; and
.3

Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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§ 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

§ 14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect’s services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. This obligation for payment shall survive termination of the Contract.

§ 14.3 Suspension by the Owner for Convenience

§ 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend the Work, in whole or in part for such period of time as the Owner may determine. An order issued by any governmental authority having jurisdiction over the Work to suspend the Work as a result of the coronavirus (COVID-19) pandemic shall be treated as an Owner suspension for convenience as set forth in this Section. Delays and impacts to the Work resulting from the pandemic that do not involve a government order of suspension shall be addressed in accordance with Section 8.3.

§ 14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time reasonably attributed to suspension under Section 14.3.1. No adjustment shall be made to the extent

.1	that performance is, was, or would have been, so suspended, delayed, or interrupted, by another cause for which the Contractor is responsible; or
.2	that an equitable adjustment is made or denied under another provision of the Contract.

§ 14.4 Termination by the Owner for Convenience

§ 14.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause.

§ 14.4.2 Upon receipt of notice from the Owner of such termination for the Owner’s convenience, the Contractor shall

.1	cease operations as directed by the Owner in the notice;
.2	take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and
.3

except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

§ 14.4.3 In case of such termination for the Owner’s convenience, the Owner shall pay the Contractor for Work properly executed; costs actually, reasonably and necessarily incurred by reason of the termination, including costs attributable to termination of Subcontracts; and the termination fee, if any, set forth in the Agreement.

ARTICLE 15   CLAIMS AND DISPUTES

§ 15.1 Claims

§ 15.1.1 Definition

A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, a change in the Contract Time, or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim. This Section 15.1.1 does not require the Owner to file a Claim in order to impose liquidated damages in accordance with the Contract Documents.

§ 15.1.2 Time Limits on Claims

The Owner and Contractor shall commence all Claims and causes of action against the other and arising out of or related to the Contract, whether in contract, tort, breach of warranty or otherwise, in accordance with the requirements of the binding dispute resolution method selected in the Agreement and within the period specified by applicable law, or not more than 10 years after the date of Substantial Completion of the Work, whichever is less. The Owner and Contractor waive all Claims and causes of action not commenced in accordance with this Section 15.1.2.

AIA Document A201™ – 2017. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997, 2007 and 2017 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 22:52:05 on 08/06/2018 under Order No. 3170671904 which expires on 01/23/2019, and is not for resale.

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§ 15.1.3 Notice of Claims

§ 15.1.3.1 Claims by either the Owner or Contractor, where the condition giving rise to the Claim is first discovered prior to final payment, shall be initiated by written notice to the other party within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later.

§ 15.1.3.2 Claims by either the Owner or Contractor, where the condition giving rise to the Claim is first discovered after final payment shall be initiated by notice to the other party.

§ 15.1.4 Continuing Contract Performance

§ 15.1.4.1 Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

§ 15.1.4.2 [Intentionally deleted.]

§ 15.1.5 Claims for Additional Cost

If the Contractor wishes to make a Claim for an increase in the Contract Sum, notice as provided in Section 15.1.3 shall be given before proceeding to execute the portion of the Work that is the subject of the Claim. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4.

§ 15.1.6 Claims for Additional Time

§ 15.1.6.1 If the Contractor wishes to make a Claim for an increase in the Contract Time, notice as provided in Section 15.1.3 shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary.

§ 15.1.6.2 Weather delays which are normal and expected for the region and for the period of time must be included within the Construction Schedule. If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated, and had an adverse effect on the scheduled construction.

§ 15.1.7 Waiver of Claims for Consequential Damages

Except for consequential damages covered by insurance required by the Contract, or covered in, arising out of, or relating to the Contractor’s indemnification obligations provided in the Contract, the Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes

.1

damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2

damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit, except anticipated profit arising directly from the Work.

This mutual waiver is applicable, subject to the foregoing exclusions, to all consequential damages due to either party’s termination in accordance with Article 14. Nothing contained in this Section 15.1.7 shall be deemed to preclude assessment of liquidated damages in accordance with the requirements of the Contract Documents.

§ 15.2 [Intentionally deleted.]

§ 15.3 Mediation

§ 15.3.1 Claims, disputes, or other matters in controversy arising out of or related to the Contract, except those waived as provided for in Sections 9.10.4, 9.10.5, and 15.1.7, shall be subject to mediation as a condition precedent to binding dispute resolution.

§ 15.3.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Mediation Procedures in effect on the date of the Agreement. A request for mediation shall be made in

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writing, delivered to the other party to the Contract, and filed with the person or entity administering the mediation. The request may be made concurrently with the filing of binding dispute resolution proceedings but, in such event, mediation shall proceed in advance of binding dispute resolution proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order. If an arbitration is stayed pursuant to this Section 15.3.2, the parties may nonetheless proceed to the selection of the arbitrator(s) and agree upon a schedule for later proceedings.

§ 15.3.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.

§ 15.4 Arbitration

§ 15.4.1 If the parties have selected arbitration as the method for binding dispute resolution in the Agreement, any Claim subject to, but not resolved by, mediation shall be subject to arbitration which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Arbitration Rules in effect on the date of the Agreement. The Arbitration shall be conducted in the place where the Project is located, unless another location is mutually agreed upon. A demand for arbitration shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the arbitration. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

§ 15.4.1.1 A demand for arbitration shall be made no earlier than concurrently with the filing of a request for mediation, but in no event shall it be made after the date when the institution of legal or equitable proceedings based on the Claim would be barred by the applicable statute of limitations. For statute of limitations purposes, receipt of a written demand for arbitration by the person or entity administering the arbitration shall constitute the institution of legal or equitable proceedings based on the Claim.

§ 15.4.2 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

§ 15.4.3 The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement, shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

§ 15.4.4 Consolidation or Joinder

§ 15.4.4.1 Subject to the rules of the American Arbitration Association or other applicable arbitration rules, either party may consolidate an arbitration conducted under this Agreement with any other arbitration to which it is a party provided that (1) the arbitration agreement governing the other arbitration permits consolidation, (2) the arbitrations to be consolidated substantially involve common questions of law or fact, and (3) the arbitrations employ materially similar procedural rules and methods for selecting arbitrator(s).

§ 15.4.4.2 Subject to the rules of the American Arbitration Association or other applicable arbitration rules, either party may include by joinder persons or entities substantially involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration, provided that the party sought to be joined consents in writing to such joinder. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent.

§ 15.4.4.3 The Owner and Contractor grant to any person or entity made a party to an arbitration conducted under this Section 15.4, whether by joinder or consolidation, the same rights of joinder and consolidation as those of the Owner and Contractor under this Agreement.

§ 15.5 ATTORNEY’S FEES TO PREVAILING PARTY

If either party becomes involved in litigation or arbitration arising out of this Agreement or the performance thereof, the court or arbitration panel in such litigation or arbitration or in a separate suit shall award reasonable attorney’s fees to the prevailing party.

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AIA®   Document A133™ – 2019

Exhibit A

Guaranteed Maximum Price Amendment

This Amendment dated the 22ND day of February in the year 2022 is incorporated into the accompanying AIA Document A133™–2019, Standard Form of Agreement Between Owner and Construction Manager as Constructor where the basis of payment is the Cost of the Work Plus a Fee with a Guaranteed Maximum Price dated the 1ST day of August in the year 2021 (the “Agreement”)

ADDITIONS AND DELETIONS:The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201™–2017, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

(In words, indicate day, month, and year.)

for the following PROJECT:
(Name and address or location)

Axon Headquarters Project
Southeast corner of Hayden Road and Loop 101
Scottsdale, AZ 85255

THE OWNER:
(Name, legal status, and address)

Axon Enterprise
17800 N 85th St
Scottsdale, AZ 85255

THE CONSTRUCTION MANAGER:
(Name, legal status, and address)

Okland Construction Company, Inc.
1700 N. McClintock Dr.
Tempe, AZ 85281

TABLE OF ARTICLES

A.1	GUARANTEED MAXIMUM PRICE

A.2	DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

A.3	INFORMATION UPON WHICH AMENDMENT IS BASED

A.4	CONSTRUCTION MANAGER’S CONSULTANTS, CONTRACTORS, DESIGN PROFESSIONALS, AND SUPPLIERS

ARTICLE A.1 GUARANTEED MAXIMUM PRICE

§ A.1.1 Guaranteed Maximum Price

Pursuant to Section 3.2.6 of the Agreement, the Owner and Construction Manager hereby amend the Agreement to establish a Guaranteed Maximum Price. As agreed by the Owner and Construction Manager, the Guaranteed Maximum Price is an amount that the Contract Sum shall not exceed. The Contract Sum consists of the Construction Manager’s Fee plus the Cost of the Work, as that term is defined in Article 6 of the Agreement.

ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

§ A.1.1.1 The Contract Sum is guaranteed by the Construction Manager not to exceed

ONE HUNDRED FORTY-NINE MILLION, SEVEN HUNDRED TWENTY-THREE THOUSAND, ONE HUNDRED AND TWENTY-SIX DOLLARS ($ 149,723,126 ),

AIA Document A133™ – 2019 Exhibit A. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:36:44 ET on 08/02/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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subject to additions and deductions by Change Order as provided in the Contract Documents.

§ A.1.1.2 Itemized Statement of the Guaranteed Maximum Price. Provided below is an itemized statement of the Guaranteed Maximum Price organized by trade categories, including allowances; the Construction Manager’s contingency; alternates; the Construction Manager’s Fee; and other items that comprise the Guaranteed Maximum Price as defined in Section 3.2.1 of the Agreement.

(Provide itemized statement below or reference an attachment.)

Refer to the Guaranteed Maximum Price Summary attached as Exhibit D and the Soft Costs Summary attached as Exhibit E.

§ A.1.1.3 The Construction Manager’s Fee is set forth in Section 6.1.2 of the Agreement.

§ A.1.1.4 The method of adjustment of the Construction Manager’s Fee for changes in the Work is set forth in Section 6.1.3 of the Agreement.

§ A.1.1.5 Alternates

§ A.1.1.5.1 Alternates, if any, included in the Guaranteed Maximum Price:

Refer to the Cost Reduction Summary attached as Exhibit F, the Cost Reduction Clarifications attached as Exhibit G and the Cost Decision Log attached as Exhibit H.

§ A.1.1.5.2 Subject to the conditions noted below, the following alternates may be accepted by the Owner following execution of this Exhibit A. Upon acceptance, the Owner shall issue a Modification to the Agreement.

(Insert below each alternate and the conditions that must be met for the Owner to accept the alternate.)

Refer to the Cost Reduction Summary attached as Exhibit F, the Cost Reduction Clarifications attached as Exhibit G and the Cost Decision Log attached as Exhibit H.

§ A.1.1.6 Unit prices, if any:

(Identify the item and state the unit price and quantity limitations, if any, to which the unit price will be applicable.)

Item	Units and Limitations	Price per Unit ($0.00)
Not applicable

ARTICLE A.2   DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

§ A.2.1 The date of commencement of the Work shall be:

(Check one of the following boxes.)

[ ]	The date of execution of this Amendment.

[ X ]	Established as follows:

(Insert a date or a means to determine the date of commencement of the Work.)

Certain items of Work have been previously authorized pursuant to prior notices to proceed. The Milestone Schedule and date for Substantial Completion are conditioned upon onsite construction activities commencing no later than May 3, 2022.

If a date of commencement of the Work is not selected, then the date of commencement shall be the date of execution of this Amendment.

§ A.2.2 Unless otherwise provided, the Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work. The Contract Time shall be measured from the date of commencement of the Work.

§ A.2.3 Substantial Completion

§ A.2.3.1 Subject to adjustments of the Contract Time as provided in the Contract Documents, the Construction Manager shall achieve Substantial Completion of the entire Work:

AIA Document A133™ – 2019 Exhibit A. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:36:44 ET on 08/02/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

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(Check one of the following boxes and complete the necessary information.)

[ X ]

Not later than Seven Hundred Eighty-Five (785) calendar days from the date of commencement of the Work (which, for avoidance of doubt, refers to receiving a notice to proceed with respect to onsite construction activities).

[ ]	By the following date: « »

§ A.2.3.2 Subject to adjustments of the Contract Time as provided in the Contract Documents, if portions of the Work are to be completed prior to Substantial Completion of the entire Work, the Construction Manager shall achieve Substantial Completion of such portions by the following dates:

Portion of Work	Substantial Completion Date
Not applicable

§ A.2.3.3 If the Construction Manager fails to achieve Substantial Completion as provided in this Section A.2.3, liquidated damages, if any, shall be assessed as set forth in Section 6.1.6 of the Agreement.

ARTICLE A.3   INFORMATION UPON WHICH AMENDMENT IS BASED

§ A.3.1 The Guaranteed Maximum Price and Contract Time set forth in this Amendment are based on the Contract Documents and the following:

§ A.3.1.1 The following Supplementary and other Conditions of the Contract:

Document	Title	Date	Pages
Not applicable

§ A.3.1.2 The following Specifications:

(Either list the Specifications here, or refer to an exhibit attached to this Amendment.)

Refer to Project Manual and Drawing Log attached as Exhibit N.

§ A.3.1.3 The following Drawings:

(Either list the Drawings here, or refer to an exhibit attached to this Amendment.)

Refer to Project Manual and Drawing Log attached as Exhibit N.

§ A.3.1.4 The Sustainability Plan, if any:

(If the Owner identified a Sustainable Objective in the Owner’s Criteria, identify the document or documents that comprise the Sustainability Plan by title, date and number of pages, and include other identifying information. The Sustainability Plan identifies and describes the Sustainable Objective; the targeted Sustainable Measures; implementation strategies selected to achieve the Sustainable Measures; the Owner’s and Construction Manager’s roles and responsibilities associated with achieving the Sustainable Measures; the specific details about design reviews, testing or metrics to verify achievement of each Sustainable Measure; and the Sustainability Documentation required for the Project, as those terms are defined in Exhibit C to the Agreement.)

Title	Date	Pages
Not applicable

Other identifying information:

§ A.3.1.5 Allowances, if any, included in the Guaranteed Maximum Price:

(Identify each allowance.)

Refer to the Assumptions and Clarifications attached as Exhibit C.

§ A.3.1.6 Assumptions and clarifications, if any, upon which the Guaranteed Maximum Price is based:

(Identify each assumption and clarification.)

AIA Document A133™ – 2019 Exhibit A. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:36:44 ET on 08/02/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

User Notes:

3

Refer to the Assumptions and Clarifications attached as Exhibit C.

§ A.3.1.7 The Guaranteed Maximum Price is based upon the following other documents and information:

(List any other documents or information here, or refer to an exhibit attached to this Amendment.)

Refer to the General Conditions Summary attached as Exhibit I.

Refer to the General Requirements Summary attached as Exhibit J.

Refer to the Fixed Labor Rates attached as Exhibit K. Due to the challenging current labor market, Construction Manager will be able to adjust its fixed rate labor rates at the beginning of each calendar year to address current market conditions. Any labor rate adjustments will not affect the Guaranteed Maximum Price nor be a reason for increase to the Guaranteed Maximum Price.

Refer to the Fixed Equipment Rates attached as Exhibit L.

Refer to the Milestone Schedule attached as Exhibit M.

ARTICLE A.4   CONSTRUCTION MANAGER’S CONSULTANTS, CONTRACTORS, DESIGN PROFESSIONALS, AND SUPPLIERS

§ A.4.1 The Construction Manager shall retain the consultants, contractors, design professionals, and suppliers, identified below:

(List name, discipline, address, and other information.)

Trade partner bid tabs available for review upon request.

This Amendment to the Agreement entered into as of the day and year first written above.

OWNER (Signature)	CONSTRUCTION MANAGER (Signature)

« »« »	William Okland, Chief Executive Officer
(Printed name and title)	(Printed name and title)

AIA Document A133™ – 2019 Exhibit A. Copyright © 1991, 2003, 2009, and 2019 by The American Institute of Architects. All rights reserved. The “American Institute of Architects,” “AIA,” the AIA Logo, and “AIA Contract Documents” are registered trademarks and may not be used without permission. This draft was produced by AIA software at 17:36:44 ET on 08/02/2021 under Order No.4291877886 which expires on 01/08/2022, is not for resale, is licensed for one-time use only, and may only be used in accordance with the AIA Contract Documents® Terms of Service. To report copyright violations, e-mail copyright@aia.org.

User Notes:

4

CERTAIN IDENTIFIED INFORMATION MARKED AS [**REDACTED**] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit B

Insurance and Bonds

[**REDACTED**]

Exhibit C

Assumptions and Clarifications

[**REDACTED**]

Exhibit D

Guaranteed Maximum Price Summary

[**REDACTED**]

Exhibit E

Soft Costs Summary

[**REDACTED**]

Exhibit F

Cost Reduction Summary

[**REDACTED**]

Exhibit G

Cost Reduction Clarifications

[**REDACTED**]

Exhibit H

Cost Decision Log

[**REDACTED**]

Exhibit I

General Conditions Summary

[**REDACTED**]

Exhibit J

General Requirements Summary

[**REDACTED**]

Exhibit K

Fixed Labor Rates

[**REDACTED**]

Exhibit L

Fixed Equipment Rates

[**REDACTED**]

Exhibit M

Milestone Schedule

[**REDACTED**]

Exhibit N

Project Manual and Drawing Log

[**REDACTED**]